UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Global Industrial Company
(Name of Registrant as Specified in Its Charter)

________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

11 Harbor Park Drive, Port Washington, NY 11050 • 516.608.7000 • investinfo@globalindustrial.com

April 27, 2022

Dear Fellow Stockholders:

We are pleased to invite you to attend virtually the 2022 Annual Meeting of Stockholders of Global Industrial Company on Monday, June 6, 2022, at 12:00 p.m. Eastern Time. Our Annual Meeting will be exclusively conducted via live audio webcast, a format designed to improve stockholder access, save Global Industrial and our stockholders time and money and, during the current global pandemic, ensure the safety of our participants.

At the meeting, stockholders will vote on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement and any other matters properly brought before the meeting.

As in prior years, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time, lowering the costs and reducing the environmental impact of our Annual Meeting.

The Notice of Annual Meeting of Stockholders on the following page contains instructions on how to vote by Internet, by telephone or, if you received a proxy card, by mail.

Please take the time to carefully read the Notice of Annual Meeting and Proxy Statement that follow. Whether or not you plan to attend the meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or, if you received a proxy card, by signing and dating your proxy card and returning it by mail in the enclosed postage-paid envelope.

We look forward to your participation in the meeting.

Sincerely,

Barry Litwin
Chief Executive Officer

11 Harbor Park Drive, Port Washington, NY 11050 • 516.608.7000 • investinfo@globalindustrial.com

Notice of Annual Meeting of Stockholders

Date and Time:	Monday, June 6, 2022, at 12:00 p.m. Eastern Time

Place:
This year’s Annual Meeting will be a completely virtual meeting of stockholders, which will be held via live audio webcast. You will be able to participate in this year’s Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GIC2022, and using your 16-digit control number. Because the Annual Meeting is virtual and being held via live webcast, stockholders will not be able to attend the Annual Meeting in person. Details regarding how to participate in the meeting online are more fully described in the Proxy Statement.

Purpose:	(1) To elect the 8 director nominees named in the Proxy Statement;

(2) To ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2022; and

(3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Who may vote:	Stockholders of record at the close of business on April 12, 2022 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement.

By order of the Board of Directors,

Adina G. Storch, Esq.
Senior Vice President, General Counsel and Corporate Secretary
April 27, 2022

Important notice regarding the availability of proxy materials for the
Annual Meeting of Stockholders to be held on June 6, 2022:

This Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and our 2021 Annual Report to Stockholders all are available at www.proxyvote.com or on our website at www.globalindustrial.com.

Proxy Statement Executive Summary

The following is a summary which highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you are urged to read the entire Proxy Statement carefully before voting.

Information About Our 2022 Annual Meeting of Stockholders

DATE AND TIME:	Monday, June 6, 2022, at 12:00 p.m. Eastern Time
PLACE:	Visit www.virtualshareholdermeeting.com/GIC2022 and use your 16-digit control number
RECORD DATE:	Tuesday, April 12, 2022
Items of Business and Board of Directors' Vote Recommendations

Proposal		Board Vote Recommendation	Page Number
Proposal 1:	To elect eight directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualify	✓ FOR	Page 14
Proposal 2:	To ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2022	✓ FOR	Page 62
Our Directors (Pages 14-15)

Name	Age	Director Since	Independent	AC	CC	N/CGC	EC
Richard Leeds(1)	62	1995	No
Bruce Leeds	66	1995	No
Robert Leeds	66	1995	No
Barry Litwin(2)	55	2017	No
Chad M. Lindbloom(3)	57	2017	Yes	C	C
Paul S. Pearlman(3)	68	2019	Yes
Lawrence Reinhold	62	2009	Yes
Robert D. Rosenthal(3)	73	1995	Yes			C

(1)    Executive Chairman of the Board
(2)    Chief Executive Officer
(3)    Audit Committee Financial Expert

KEY: AC = Audit Committee CC = Compensation Committee
N/CGC = Nominating/Corporate Governance Committee EC = Executive Committee
= Member C = Chair

Information About Our Board and Principal Committees (Pages 22-26)

	Number of Members	Independent	Number of Meetings During 2021
Full Board of Directors	8	50%	11
Audit Committee	3	100%	8
Compensation Committee	3	100%	6
Nominating/Corporate Governance Committee	3	100%	5
Our Corporate Governance (Page 16)
We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Please refer to the table on page 16 of this Proxy Statement for a more detailed description of our governance practices.

WHAT WE DO:		WHAT WE DON'T DO:
✓	Board Composed 50% of Independent Directors, Committees Composed 100% of Independent Directors	X	No Supermajority Voting Requirements
✓	Annual Board and Committee Self-Evaluations	X	No Poison Pill
✓	Regular Executive Sessions of Independent Directors	X	No Classified Board
✓	Active Board Oversight of Risk Management	X	No Material Restrictions on Stockholder Rights
✓	Strong Lead Independent Director, Elected Annually by and from the Independent Directors	X	No Overboarded Directors

Our commitment to good governance is further reflected in our executive compensation philosophy designed to reinforce alignment between pay and performance:

WHAT WE DO:		WHAT WE DON'T DO:
✓	Pay for Performance Alignment	X	No Excessive Perquisites, and No Contractual Tax Gross-Ups on Golden Parachutes
✓	Caps on Individual Incentive Awards	X	No Stock Trading Plans Without Committee Approval and Oversight
✓	Annual Compensation Committee Assessments	X	No Compensation or Incentives that Encourage Unnecessary or Excessive Risk-Taking
✓	“Double-trigger” Change in Control Provisions for Equity Awards	X	No Supplemental Retirement Benefits for Executives
✓	Independent Compensation Committee Advised by Independent Compensation Consultant	X	No Liberal Share Recycling
Corporate Social Responsibility (Page 27)
As our name suggests, we at Global Industrial think of our corporate responsibility in global terms. As citizens of a global community, we embrace responsible environmental, social and community stewardship as an essential part of our mission to build a successful business and to understand and exceed the expectations of our stakeholders, which include our associates, customers, suppliers and stockholders. As stakeholder expectations change and evolve, including regarding environmental, social, and governance ("ESG") matters, we are committed to changing and evolving with them. We have a strong foundation upon which to do so, including investing in infrastructure and innovation, trusting and empowering our associates, supporting the local communities in which our associates work and live, embracing a conservative approach to our own resource use, and providing products and services to our customers designed specifically to reduce resource consumption throughout their supply chains.
Environmental, Social and Governance Matters (Pages 27-30)
In 2021, we established a cross-disciplinary ESG Task Force to lead our ESG efforts. The ESG Task Force not only gathers data about ongoing ESG initiatives throughout our various business units, but also charts ESG objectives for the Company moving forward.

In February 2022, the Nominating/Corporate Governance Committee, with unanimous Board support, committed to endeavoring to include, and requiring any search firm that it engages to endeavor to include, diverse candidates in initial pools of director nominees if and to the extent Board vacancies should arise.

We believe that these recent initiatives at the highest level of Global Industrial underscore the importance we place on environmental, social and governance initiatives, and communicates a message to our various stakeholders, internal and external, that sustainability, diversity and inclusion are among our highest priorities as we continue to advance our business objectives.
We Support Our Associates’ Professional Development

We seek people that embody our core values, and work to give them a reason to stay. Through our values, we empower our human capital. We provide an online learning center so our associates can improve their skills and increase their value. In 2022, we launched a quarterly development series called “Path to Professionalism,” which is open to all associates in a supervisory role.

We also encourage associates to expand their personal and professional growth through formal education. Global Industrial offers a tuition reimbursement program that supports the growth and development of our associates by providing financial assistance to eligible associates who are working toward an undergraduate degree or graduate degree.

We Support Our Associates' Health and Safety

Associate health and safety is a top priority for Global Industrial and has been a key factor in our safe navigation of the pandemic thus far. As distribution is considered an essential business our distribution centers remained open during the pandemic and our office facilities remained open in locations where social distancing and local regulations permitted.

Protocols we established to keep our employees safe include:

•Implementing Covid-19 related controls to address social distancing, intense cleaning of common areas, and enhanced use of personal protective equipment;
•Providing face masks, gloves and sanitizing products for employees’ use;
•Limiting all but essential travel for all employees;
•Providing paid time off for employees with suspected and confirmed Covid-19 illness and for contact tracing;
•Providing paid time off for employees to receive and recover from the Covid-19 vaccine;
•Providing incentive bonuses to encourage employees to become vaccinated;
•Restricting access to our facilities to essential visitor personnel; and
•Implementing remote work and in-office rotation policies to effect social distancing.

Our safety teams and local safety committees provide oversight, training, education and compliance guidance, as well as workers’ compensation remediation advice, to our management teams and directly to our workforce.
We Support a Positive Work Culture for our Associates

Global Industrial has made a commitment to providing a work environment free from all forms of harassment or intimidation, including sexual harassment and bullying behavior. Harassment on the basis of race, color, religion, creed, national origin, citizenship, age, disability, pregnancy, sexual orientation, sexual preference, sexual identification, marital status, veteran status, domestic violence victim status, or any other category protected by federal, state, or local law is prohibited at our facilities, company-sponsored events, work-related travel, over electronic systems or through social media.

Management and associates alike are subject to our Corporate Ethics Policy and Corporate Governance Guidelines and Principles. Global Industrial requires all associates to complete Code of Conduct and Ethics and Harassment Prevention trainings regularly.

In 2022, the Company hosted a Women’s Leadership Forum and special programming in recognition of Black History Month.
We Support Community Outreach

Global Industrial's mission of social responsibility extends outward as well to include the communities we serve. The greatest contribution we believe we can make is to serve our customers and create opportunities for our associates within these communities. Over the years, Global Industrial has supported dozens of local and national non-profit organizations through charitable contributions and in-kind donations.

Recently, we sponsored a community clean-up in West Philadelphia and, during our 2021 trade show in Nashville, Tennessee, our CEO led a group volunteer activity to sort and pack medical supplies, stock inventory and load containers for Project C.U.R.E. Nashville, a charitable project that provides donated medical supplies, equipment and services to doctors and nurses in more than 135 countries. Also, in recognition of Autism Awareness Month, the Company is hosting a toy and school supply drive to support local schools for autistic individuals and and has provided support for local business that employs autistic individuals.

Below are some highlights of our commitment to Environmental, Social and Governance principles:

Environmental	Social	Governance
•Conversion to LED Lighting: Continuing a strategy that began several years ago, 60% of our U.S. distribution centers and our corporate headquarters have LED lighting (or are scheduled to have LED lighting installed by the end of 2022). LED lighting dramatically reduces the energy required to light our facilities, while decreasing attendant costs.

•We Support Our Associates' Health and Safety: In response to the Covid-19 pandemic, we have implemented heightened workplace employee health, wellness and safety initiatives, including staggered in-office and remote staffing days.

•Independent Board Committees: Our Board’s principal committees, Audit, Compensation, and Nominating/Corporate Governance, are composed entirely of independent directors. The independent directors meet regularly in executive sessions without management. We have an independent Lead Director, who presides over the executive sessions of the independent directors and, as needed, acts as principal interlocutor between the independent and non-independent directors.

•Migration to More Energy Efficient HVAC Sources: In designing our distribution centers and when upgrading our facilities, we look to use energy efficient HVAC sources, including split-unit HVAC systems, and high temperature and direct gas-fired air heaters. By preferentially using energy-saving HVAC systems, we have lowered the amount of greenhouse gases and carbon emitted from our facilities.

•We Support a Positive Work Culture for Our Associates: We have made a commitment to providing a work environment free from all forms of harassment or intimidation, including sexual harassment and bullying behavior. We also promote our associates’ continued professional development, through programs such as tuition assistance and access to online learning programs. We have also hosted Women’s Leadership and Black History Month programs in 2022.

•Board Oversight of Risk Management: The Board is responsible for the oversight of Global Industrial’s risk management process. Risk management is a recurring Board quarterly agenda item and is considered an essential part of business and operations planning. The Board also receives periodic updates regarding, and oversees, the Company’s ESG efforts.

•Reduction of Fuel Emissions: In 2019, Global Industrial completed the installation of electric vehicle charging stations at our corporate headquarters. By installing the electric vehicle charging station, we are encouraging the use of renewable energy while decreasing our Company’s reliance on fossil fuels.

•We Support Community Outreach: We at Global Industrial believe our social responsibility faces both inward to our workforce and outward toward the communities we serve. Recently, we sponsored a community clean-up in West Philadelphia and, during our 2021 trade show in Nashville, Tennessee, our CEO led a group volunteer activity to sort and pack medical supplies, stock inventory and load containers for Project C.U.R.E. Nashville, a charitable project that provides donated medical supplies, equipment and services to doctors and nurses in more than 135 countries. Also, in recognition of Autism Awareness Month, the Company is hosting a toy and school supply drive to support local schools for autistic individuals and has provided support for local business that employs autistic individuals.
•Favorable Voting Practices: Annual election of directors by plurality vote, with no classified Board.

Human Capital Management (page 31)
We view responsible human capital management through both a quantitative and qualitative lens. At Global Industrial, we believe that the first principle in responsible stewardship of human capital is ensuring that it is composition-based: developing a workforce that represents diversity of gender, race and ethnicity as well as diversity of skill and experience. Pursuit of these diversity goals fulfills a dual purpose of fostering employee wellness and inclusion, thereby enhancing a positive work culture, while also leading to higher quality decision-making that results from considering diverse perspectives and viewpoints.
Commitment to Diversity and Inclusion (page 32)
Our commitment to diversity and inclusion is exemplified by the composition of Global Industrial’s workforce. The makeup of our executive management team reflects our commitment to enhancing diversity with respect to gender, ethnicity and professional experience.

Under the Company’s new executive leadership, we have made important strides in gender diversity. Since Mr. Litwin’s appointment as CEO in January 2019, diversity of gender on the Company’s senior leadership team (comprising our Senior Vice Presidents) has increased by over 20 percentage points.

The Company’s significant progression toward gender diversity in its top executive leadership is represented below:

Consistent with the Company’s philosophy of inclusion, we continually strive to improve our inclusiveness initiatives, and look forward to improving metrics with respect to other historically underrepresented populations within our workforce as we continue to pursue our ESG initiatives. In 2022 thus far, we have hosted Women’s Leadership and Black History Month programs, which have been well-received by our associates.

We value not only the diversity of experience these professionals bring to our executive management, but also diversity of perspective they bring to our collective approach to problem solving. This commitment to diversity and inclusion is mirrored in the composition of Global Industrial’s workforce. Our worldwide workforce is made up of a diverse group of associates. In our most recent U.S. EEO-1 data, the demographic breakdown for self-reporting associates was 44% female and 56% male, and minorities constituted 55% of our workforce. We believe the diversity of our associates is one of the Company’s important strengths.

Independent Registered Public Accounting Firm (Page 62)
Ernst & Young LLP, an independent registered public accounting firm, served as the Company's independent auditor for fiscal year 2021. Our Audit Committee has selected Ernst & Young LLP to audit our financial statements for fiscal year 2022. Although it is not required to do so, the Board is submitting the Audit Committee’s selection of the Company's independent auditor for ratification by the stockholders at the Annual Meeting in order to ascertain the view of our stockholders regarding such selection. Below is summary information about Ernst & Young’s fees for services during fiscal years 2021 and 2020:

Fee Category	2021 ($)	2020 ($)
Audit fees(1)	1,279,100	1,238,500
Audit-related fees(2)	0	12,250
Tax fees(3)	0	0
All other fees(4)	5,000	5,000
Total	1,284,100	1,255,750
(1)In accordance with the SEC’s definitions and rules, “audit fees” are fees that were billed to Global Industrial by Ernst & Young LLP for the audit of our annual financial statements, to be included in the Form 10-K, and review of financial statements included in the Form 10-Qs; for the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.
(2)“Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal control over financial reporting, including services in connection with assisting Global Industrial in our compliance with our obligations under Section 404 of the Sarbanes-Oxley Act and related regulations.
(3)Ernst & Young LLP did not provide any professional services for tax compliance, planning or advice in 2021 or 2020.
(4)     Consists of fees billed for other professional services rendered to Global Industrial.

PROXY STATEMENT

General Information
These proxy materials are being furnished to solicit proxies on behalf of the Board of Directors of Global Industrial Company (f/k/a Systemax Inc.) for use at our Annual Meeting of Stockholders to be held virtually via live audio webcast on Monday, June 6, 2022 at 12:00 p.m. Eastern Time, or at any adjournments or postponements thereof.

The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/GIC2022 (the "Annual Meeting Website"), where you will be able to listen to and participate in the meeting live, submit questions and vote online.

These proxy materials include our Proxy Card, Notice of Annual Meeting and Proxy Statement and our 2021 Annual Report to Stockholders, which includes our Fiscal Year 2021 Form 10-K. These proxy materials are being sent or made available to our stockholders commencing on April 27, 2022.
Notice of Internet Availability of Proxy Materials
We have implemented the Securities and Exchange Commission's “Notice Only” rule that allows us to furnish our proxy materials over the Internet to our stockholders instead of mailing paper copies. As a result, beginning on or about April 27, 2022, we mailed to our stockholders of record on April 12, 2022 a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy materials over the Internet and vote online. By furnishing a Notice and access to our proxy materials by the Internet, we are lowering the costs and reducing the environmental impact of our Annual Meeting.
The Notice is not a proxy card and cannot be used to vote your shares. If you received a Notice this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to in the Notice.
If you own shares of common stock in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one Notice. To vote all of your shares by proxy, please follow each of the separate proxy voting instructions that you received for your shares of common stock held in each of your different accounts.
Record Date
We have fixed the close of business on April 12, 2022 as the record date for determining our stockholders entitled to Notice of and to vote at our Annual Meeting.
On that date, we had 37,916,603 shares of common stock outstanding. Stockholders as of the record date will have one vote per share on each voting matter.
Quorum
The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at our Annual Meeting, present virtually or represented by proxy, is necessary to constitute a quorum.

Abstentions and “broker non-votes” (discussed below) will be counted as present for purposes of establishing a quorum.

How to Vote
Stockholders of record. If you are a “stockholder of record” (meaning your shares are registered in your name with our transfer agent, Broadridge) as of the close of business on April 12, 2022 (the record date for the Annual Meeting) you may vote either virtually at our Annual Meeting or by proxy.

During the Annual Meeting, you will be able to vote through the virtual portal at www.virtualshareholdermeeting.com/GIC2022.

If you decide to vote by proxy, you may do so in any one of the following three ways:

You may vote your shares 24 hours a day by logging on to a secure website, www.proxyvote.com, and following the instructions provided. You will need to enter the identifying information that appears on your proxy card or the Notice. The Internet voting system allows you to confirm that your votes were properly recorded.

You may vote your shares 24 hours a day by calling the toll free number (800) 690-6903, and following instructions provided by the recorded message. You will need to enter the identifying information that appears on your proxy card or the Notice. As with the Internet voting system, you will be able to confirm that your votes were properly recorded.

If you received a proxy card, you may mark, sign and date your proxy card and return it by mail in the enclosed postage-paid envelope.

Proxies submitted over the Internet, by telephone or by mail must be received by 11:59 p.m. Eastern Time on June 5, 2022.

Beneficial owners. If, like most stockholders, you are a beneficial owner of shares held in “street name” (meaning a broker, bank or other nominee holds shares on your behalf), you may vote virtually at our Annual Meeting only if you obtain a legal proxy from the nominee that holds your shares. Alternatively, you may vote by completing, signing and returning the voting instruction form that the nominee provides to you or by following any telephone or Internet voting instructions described on the voting instruction form, the Notice or other materials that the nominee provides to you.

No matter in what form you own your shares, we encourage you to vote promptly.
About the Virtual Annual Meeting
The Annual Meeting will be a completely virtual meeting of stockholders held exclusively by a live audio webcast, a format designed to improve stockholder access, save Global Industrial and our stockholders time and money and, during the current global pandemic, ensure the safety of our participants. In addition to online attendance, our meeting format provides stockholders with the opportunity to hear all portions of the official meeting, submit written questions during the meeting, and vote online during the open poll section of the meeting.

If you are a stockholder of record as of the close of business on April 12, 2022, the record date for the Annual Meeting, you will be able to virtually attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/GIC2022. You will need to enter the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials (the "Control Number").

If you are a stockholder holding your shares in “street name” as of the close of business on April 12, 2022, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee holder. You may not vote your shares electronically at the Annual Meeting unless you receive a valid proxy from your broker, bank or other nominee holder.

The Annual Meeting will begin promptly at 12:00 p.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m. Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures.

If you wish to submit a question for the Annual Meeting, you may do so in advance at www.virtualshareholdermeeting.com/GIC2022, or you may type it into the dialog box provided at any point during the Annual Meeting (until the floor is closed to questions). During the Annual Meeting, we will answer questions submitted during the Annual Meeting and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits. Stockholder questions may be submitted in the field provided in the Annual Meeting Website at or before the time that matters are brought before the Annual Meeting for consideration.
Votes Required to Adopt the Proposals
➢    Proposal 1 – The vote of a plurality of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to elect the nominated directors to the Board.
➢    Proposal 2 – The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2022.
Messrs. Richard, Bruce and Robert Leeds (each a director and officer of Global Industrial), together with trusts for the benefit of certain members of their respective families and other entities controlled by them, as applicable, beneficially owned as of our record date more than 50% of the shares outstanding, and they have each separately advised us that they intend to vote all such shares they each have the power to vote in accordance with the recommendations of the Board on each of the Proposals identified above, which will be sufficient to constitute a quorum and to determine the outcome of each Proposal.
How Shares Will Be Voted
Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted, per the Board’s recommendations, FOR Proposals 1 and 2. If any other matters properly come before our Annual Meeting, the persons named in the proxy will vote at their discretion.
List of Stockholders
A list of our stockholders satisfying the requirements of Section 219 of the Delaware General Corporation Law will be available for inspection for any purpose germane to our Annual Meeting for the ten days prior to our Annual Meeting. If you want to inspect the stockholder list, email investinfo@globalindustrial.com to schedule an appointment. In addition, the list of stockholders will also be available during the Annual Meeting through the Annual Meeting Website for those stockholders who choose to attend.
Changing or Revoking Your Proxy
Your virtual attendance at our Annual Meeting will not automatically revoke your proxy.
Stockholders of record. If you are a stockholder of record, you may change or revoke your proxy at any time before a vote is taken at our Annual Meeting by executing and forwarding to us a later-dated proxy or by voting a later proxy over the telephone or the Internet or by virtually attending the Annual Meeting and voting.
Beneficial owners. If you are a beneficial owner of shares, you should check with your broker, bank or other nominee that holds your shares to determine how to change or revoke your vote.

Abstentions
➢    Proposal 1 – Abstentions will have no effect on the election of directors.
➢    Proposal 2 – Abstentions will have the same effect as a negative vote regarding the ratification of Ernst & Young LLP as the Company's independent auditor for fiscal year 2022.
Broker Non-Votes
A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because they do not have discretionary voting power for that proposal and have not received instructions from the beneficial owner.
If you are a beneficial owner whose shares are held by a broker, as stated above you must instruct the broker how to vote your shares. If you do not provide voting instructions, your broker is not permitted to vote your shares on Proposal 1 (Election of Directors).

In the absence of voting instructions, the broker may only register your shares as being present at our Annual Meeting for purposes of determining a quorum and may vote your shares on Proposal 2 only (Ratification of Ernst & Young LLP as the Company's Independent Auditor).
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1932, as amended (the “Exchange Act”). When used in this Proxy Statement, the words “estimated”, “anticipated”, “expect”, “believe”, “intend” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include discussions of strategy, plans or intentions of management. Forward-looking statements are subject to risks, uncertainties, and assumptions about the Company and future events, and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Proxy Statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events, except to the extent required under applicable law.

Frequently Asked Questions
Why am I receiving this Proxy Statement?

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting to be held for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by the Company on behalf of our Board of Directors.

Who is entitled to vote at our Annual Meeting?

If you held shares of Global Industrial Common Stock at the close of business on April 12, 2022, you may vote at the Annual Meeting. Each share is entitled to one vote on each matter presented for consideration and action at the Annual Meeting.

In order to vote, you must either designate a proxy to vote on your behalf or attend the Annual Meeting and vote your shares online during the open poll section of the meeting. The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the meeting.

What are the voting rights of stockholders?

Each share of common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

What am I being asked to vote on, and what are the Board of Directors’ voting recommendations?

Proposal 1: To elect the 8 director nominees named in this Proxy Statement.

Proposal 2: To ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2022.

The Board of Directors recommends that you vote “FOR” the election of the Board’s director nominees and “FOR” the ratification of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2022.

What will constitute a quorum at our Annual Meeting?

The presence in person (virtually) or by proxy of the holders of a majority of the outstanding capital stock of the Corporation entitled to vote at a meeting of stockholders will constitute a quorum for the transaction of business at the Annual Meeting. We will include abstentions and “broker non-votes” in the calculation of the number of shares of common stock considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting.
What vote is required to approve each matter?

Assuming the presence of a quorum, the following votes are required to approve each proposal:

Election of Directors: The vote of a plurality of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at the Annual Meeting will be required to elect the nominated directors to the Board.

Ratification of Ernst & Young LLP as the Company's independent auditor for fiscal year 2022: The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2022.

Your proxy will be voted "FOR" the election of the Board’s nominees unless contrary instructions are given. When voting by proxy with respect to the election of directors, you may vote in favor of all nominees, vote in favor of specific nominees, withhold your votes as to all nominees or withhold your votes for specific nominees.

Why is the Annual Meeting online only? How do I attend the Annual Meeting?

Our Annual Meeting will be exclusively conducted via live audio webcast, a format designed to improve stockholder access, save Global Industrial and our stockholders time and money and, during the current global pandemic, ensure the safety of our participants. In addition to online attendance, our meeting format provides stockholders with the opportunity to hear all portions of the official meeting, submit written questions during the meeting, and vote online during the open poll section of the meeting.

You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on April 12, 2022, the record date for the Annual Meeting.

To virtually attend the Annual Meeting, go to www.virtualshareholdermeeting.com/GIC2022; then, you must enter your Control Number. Please allow ample time for online check-in, which will begin at 11:45 a.m. Eastern Time, on June 6, 2022.

How do I vote during the virtual Annual Meeting?

If you are a stockholder as of the record date, you may vote during the Annual Meeting by entering your Control Number and following the instructions available on the Annual Meeting Website at www.virtualshareholdermeeting.com/GIC2022 during the meeting.

How can I ask questions during the Annual Meeting?

The virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board of Directors or management. During the Annual Meeting, we will answer questions submitted during the Annual Meeting and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits. Stockholder questions may be submitted in the field provided in the web portal at or before the time that matters are brought before the Annual Meeting for consideration.

What can I do if I need technical assistance during the Annual Meeting?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting Website log in page.

If I plan to attend the Annual Meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend our Annual Meeting. If you submit the enclosed proxy card and also attend our Annual Meeting, you do not need to vote again at our Annual Meeting unless you want to change your vote. If you are not a stockholder of record but hold the shares through a broker or nominee (i.e., in street name), you may vote your shares in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy or voting instructions prior to the Annual Meeting as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

How can I access the proxy materials over the Internet?

Our proxy materials and our 2021 Annual Report to Stockholders are available at www.proxyvote.com or on our website at www.globalindustrial.com.

How may I obtain a paper copy of the proxy materials?

The Notice of the Internet Availability of the proxy materials provides instructions about how to obtain a paper copy of the proxy materials. If you did not receive the Notice, you will receive a paper copy of the proxy materials by mail.

Who pays the costs of soliciting proxies?

We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies through the Internet or by mail, solicitations may also be made by personal interview, fax and telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and we will reimburse them for expenses in so doing. Consistent with our voting procedure, directors, officers and other regular employees of the Company may also request the return of proxies by telephone or fax, or in person.

What is “householding”?

SEC rules allow us to send a single copy of the proxy materials or the Notice of Internet Availability of Proxy Materials to multiple stockholders sharing the same address and last name, or who we reasonably believe are members of the same family in a manner provided by such rules. This practice is referred to as “householding” and we use this process to achieve savings of paper and mailing costs.

How can I find voting results of our Annual Meeting?

We will announce preliminary voting results at our Annual Meeting and we will publicly disclose the results on a Form 8-K within four business days of our Annual Meeting, as required by SEC rules.

Proposal No. 1 – Election of Directors
At our Annual Meeting, eight directors are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualify. All nominees are current Global Industrial Board members who were elected by stockholders at the 2021 Annual Meeting.
There are no family relationships among any of our directors or executive officers or nominees for director or executive officer, except that Messrs. Richard, Bruce and Robert Leeds are brothers. Except as disclosed herein, there were no arrangements or understandings between any director or nominee for director and any other person pursuant to which such person was selected as a director or nominee for director.
The accompanying proxy will be voted FOR the election of the Board’s nominees unless contrary instructions are given. If any Board nominee is unable to serve, which is not anticipated, the persons named as proxies intend to vote, unless the Board reduces the number of nominees, for such other person or persons as the Board may designate.
When voting by proxy with respect to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes for specific nominees.

Richard Leeds
Executive Chairman
Director Since: 1995    Age: 62
Richard Leeds joined Global Industrial in 1982 and served as our Chairman and CEO from April 1995 until becoming our Executive Chairman in March 2016. He also served as President of our Industrial Products Group until 2011. Mr. Leeds was selected to serve as Executive Chairman of our Board due to his experience and depth of knowledge of Global Industrial and the direct marketing and industrial products industries, his role in developing and managing our business strategies and operations, as well as his exceptional business judgment and leadership qualities.

Bruce Leeds
Vice Chairman
Director Since: 1995    Age: 66
Bruce Leeds joined Global Industrial in 1977 and has served as our Vice Chairman since April 1995. He also served as President of our International Operations until 2005. Mr. Leeds was selected to serve as a director on our Board due to his experience and depth of knowledge of Global Industrial and the direct marketing and industrial products industries, his role in developing and managing our business strategies and operations, his experience in international business, as well as his exceptional business judgment.

Robert Leeds
Vice Chairman
Director Since: 1995    Age: 66
Robert Leeds joined Global Industrial in 1977 and has served as our Vice Chairman since April 1995. He also served as President of our Domestic Operations until 2005 and as Chief Executive of the North American Technology Products Group from 2013 to 2015. Mr. Leeds has served as a director since April 1995. Mr. Leeds was selected to serve as a director on our Board because of his experience and depth of knowledge of Global Industrial and the direct marketing and industrial products industries, his role in developing and managing our business strategies and operations, as well as his exceptional business judgment.

Barry Litwin
Chef Executive Officer
Director Since: 2017    Age: 55
Mr. Litwin was appointed Chief Executive Officer of Global Industrial in January 2019. Prior to joining Global Industrial, he was the Chief Executive Officer of Adorama, Inc., a leading multi-channel retailer of professional camera, audio, and video equipment. Previous executive roles included overseeing e-commerce and marketing for Sears Holdings, Inc., Office Depot, and Newark Electronics, Inc., in addition to serving as an advisor to several early stage digital and technology companies. Mr. Litwin graduated from Indiana University with a BS degree, and earned an MBA in Operations from Loyola University, Quinlan School of Business in 1992. Mr. Litwin was selected to serve as a director on our Board due to his e-commerce and direct marketing expertise.

Chad M. Lindbloom
Independent Director
Director Since: 2017     Age: 57
Mr. Lindbloom was employed by C.H. Robinson Worldwide, Inc. – one of the world’s largest third-party logistics providers – from June 1990 through March 2018 in various roles, including Chief Information Officer, Chief Financial Officer and Controller. Mr. Lindbloom received a BS and MBA from the Carlson School of Management at the University of Minnesota. Mr. Lindbloom was selected to serve as a director on our Board due to his supply chain and logistics expertise, as well as his skills relating to financial statement and accounting matters.

Paul S. Pearlman
Independent Director
Director Since: 2019     Age: 68
Since March 2020, Mr. Pearlman has been a partner in Zeughauser Group, LLC, a nationally prominent law firm and management consulting firm. From August 2000 through December 2019, Mr. Pearlman was the Managing Partner of Kramer Levin Naftalis & Frankel LLP, a New York City headquartered international law firm, and Mr. Pearlman continued to serve as Counsel, Managing Partner Emeritus in the firm until January 31, 2022. Prior thereto, he was a partner in the firm practicing in the areas of private equity and corporate restructuring. Mr. Pearlman is a 1978 cum laude graduate of St. John’s University School of Law and a 1975 graduate of George Washington University. Mr. Pearlman was selected to serve as a director on our Board due to his business and legal experience and acumen as well as his management, financial and leadership skills as the head of a prominent international law firm.

Lawrence Reinhold
Independent Director
Director Since: 2009     Age: 62
Lawrence Reinhold joined Global Industrial as its Chief Financial Officer in January 2007 and served as President and CEO from March 2016 through January 2019. In January 2019, Mr. Reinhold entered into a two-year consulting agreement with Global Industrial. Mr. Reinhold was previously the CFO of several publicly traded technology companies and a partner with PricewaterhouseCoopers. Mr. Reinhold is a Certified Public Accountant. Mr. Reinhold was selected to serve as a director on our Board due to his contributions while working at Global Industrial and his extensive experience and expertise in business, strategy, finance, accounting, SEC reporting, public company management, mergers and acquisitions and financial systems.

Robert D. Rosenthal
Independent Director
Director Since: 1995     Age: 73
Robert D. Rosenthal has been the lead independent director since October 2006. Mr. Rosenthal is Chairman and Chief Executive Officer of First Long Island Investors LLC, which he co-founded in 1983. Mr. Rosenthal is the Chairman and CEO of a wealth management company that invests in numerous public companies and is also an attorney and member of the bar of the State of New York. Mr. Rosenthal is a 1971 cum laude graduate of Boston University and a 1974 graduate of Hofstra University Law School. Mr. Rosenthal was selected to serve as a director on our Board due to his financial, investment and legal experience and acumen.

The Board Recommends That You Vote "FOR" the Election
of All the Director Nominees (Proposal No. 1)

Corporate Governance

Corporate Governance Overview
The business and affairs of the Company are managed under the direction of our Board, as provided by Delaware law, and the Company conducts its business through meetings of the Board and its three independent committees: the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee.

In February 2022, the Nominating/Corporate Governance Committee, with unanimous Board support, committed to endeavoring to include, and requiring any search firm that it engages to endeavor to include, diverse candidates in initial pools of director nominees if and to the extent Board vacancies should arise.

We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Some notable features of our corporate governance are summarized as follows:

WHAT WE DO:	WHAT WE DON'T DO:
✓
Board Composed 50% of Independent Directors, Committees Composed 100% of Independent Directors: Our Board is composed 50% of independent directors. Our Board’s principal committees, Audit, Compensation, and Nominating/Corporate Governance, are composed entirely of independent directors.
	X	No Supermajority Voting Requirements: The Company does not have any supermajority voting provisions in its organizational documents.
✓
Annual Board and Committee Self-Evaluations: The Board and each of its principal committees conduct annual evaluations to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for Global Industrial and our stockholders.
	X	No Poison Pill: The Company does not have a “poison pill” or a stockholder rights plan in place.
✓
Regular Executive Sessions of Independent Directors: Our Lead Independent Director and the other independent directors of our Board are actively involved in corporate governance matters and, as with each of the Board’s principal committees, routinely meet in executive session without management several times during the year.
	X	No Classified Board: All of our directors are elected annually for one-year terms and require a plurality vote to be reelected.
✓
Active Board Oversight of Risk Management: The Board is responsible for the oversight of the Company’s risk management process. Risk management is a recurring Board quarterly agenda item and is considered an essential part of business and operations planning.
	X	No Material Restrictions on Stockholder Rights: There are no material restrictions on our stockholders’ right to call special meetings.
✓
Strong Lead Independent Director, Elected Annually by and from the Independent Directors: We have an independent Lead Director, who presides over the executive sessions of the independent directors and, as needed, acts as principal interlocutor between the independent and non-independent directors.
	X	No Overboarded Directors: None of our directors serve on any other public company board, enabling them to bring sufficient focus and commitment to oversight of the Company's strategy and operations.

Commitment to Stockholder Engagement
We appreciate and value the feedback of our stockholders and engage with them throughout the year, not just in advance of proxy season. Specifically, we invite the input of our stockholders to better appreciate their perspectives on governance, ESG, performance and strategic issues. We accord great weight to our stockholders’ concerns. As evidence of this, in response to shareholder feedback in 2021, the Nominating/Corporate Governance Committee adopted an affirmative commitment to endeavor to include diversity criteria in future Board candidate pools. Also, responsive to our ongoing dialogue with our stockholders, we have transformed our senior leadership team with an eye to meeting both business strategic, and diversity, objectives. Since Mr. Litwin’s appointment as CEO in January 2019, diversity of gender on the Company’s senior leadership team (comprising our Senior Vice Presidents) has increased by over 20 percentage points.

We will continue to engage with our investors to receive constructive feedback on governance and other topics and to provide disclosure to our stockholders detailing our progress in these pursuits.

Corporate Governance Documents
We maintain a corporate governance page on our website that includes key documents relating to our corporate governance, including our:
• Corporate Governance Guidelines and Principles;
• Corporate Ethics Policy;
• Charter of the Audit Committee;
• Charter of the Compensation Committee; and
• Charter of the Nominating/Corporate Governance Committee.

Each of these corporate governance documents is available on our website, www.globalindustrial.com, under “Investor Relations—Governance—Governance Documents.” The documents noted above will also be provided without charge to any stockholder who requests them. We regularly review our corporate governance policies, monitor emerging developments in corporate governance, and enhance our policies and procedures to conform with current thinking on best practices when our Board determines that it would benefit our Company and our stockholders to do so.

Board Composition
Our Board currently consists of eight members, four of whom are independent under the rules of the SEC and NYSE. Our Board is led by Executive Chairman Richard Leeds and Vice Chairmen Bruce Leeds and Robert Leeds. Our independent directors have designated Robert Rosenthal to be the Lead Independent Director.

Board Leadership Structure
We believe that the current mix of independent directors and non-independent directors that make up our Board, along with the independent oversight of our Lead Independent Director, benefits Global Industrial and our stockholders.

Although the Board does not have an express policy on whether or not the roles of CEO and Executive Chairman of the Board should be separate and if they are to be separate, whether the Executive Chairman of the Board should be selected from the non-management directors or be an employee, the Board believes that it should have the flexibility to make a determination from time to time in a manner that is in the best interests of Global Industrial and our stockholders at the time of such determination.

Our Board believes that the most effective Board leadership structure for Global Industrial at present is for the roles of CEO and Executive Chairman of the Board to be separate. Further, the Board believes that our Executive Chairman and two Vice Chairmen should also have management roles, so that our Executive Chairman and Vice Chairmen remain in closer touch with the operations of our business and, together with our CEO, can focus their attention on different aspects of the strategic and operational mission of Global Industrial, according to their respective areas of expertise.

The Board believes that the independent directors provide effective oversight of management. Moreover, in addition to feedback provided during Board meetings, the independent directors have regular executive sessions. Following an executive session of independent directors, the Lead Independent Director acts as a liaison between the independent directors and the Executive Chairman regarding any specific feedback or issues, provides the Executive Chairman with input regarding agenda items for Board and Committee meetings, and coordinates with the Executive Chairman regarding information to be provided to the independent directors in performing their duties.

Our Corporate Governance Guidelines provide the flexibility for our Board to modify or continue our leadership structure in the future, as it deems appropriate.

Identification and Evaluation of Director Candidates

The Nominating/Corporate Governance Committee solicits recommendations for Board candidates from a number of sources, including our current directors, our officers and individuals personally known to the members of the Board. The Nominating/Corporate Governance Committee will consider candidates submitted by stockholders when submitted in accordance with our bylaws and applicable law. The Nominating/Corporate Governance Committee will consider all candidates identified through the processes described above and will evaluate each of them on the same basis. The level of consideration that the Nominating/Corporate Governance Committee will extend to a stockholder’s candidate will be commensurate with the quality and quantity of information about the candidate that the nominating stockholder makes available to the Nominating/Corporate Governance Committee.

In nominating candidates, the Nominating/Corporate Governance Committee takes into consideration such factors as it deems appropriate, such as the experience, skills and background of candidates that are likely to complement the Board’s existing composition of continuing directors and facilitate and enhance the Board’s ability to oversee and monitor Global Industrial's business and affairs. While a candidate’s overall ability and experience will determine the candidate’s suitability, the Nominating/Corporate Governance Committee’s assessment of director candidates places primary emphasis on the following criteria:

•for non-management directors, independence;
•personal and professional ethics, integrity, values and judgment;
•leadership skills;
•strategic thinking;
•ability and willingness to devote sufficient time to carrying out the duties and responsibilities of the Board;
•breadth of knowledge about matters affecting the industry;
•the needs of the Company with respect to the particular talents and experience of its directors and the interplay of the candidate’s experience with that of other Board members; and
•diversity of viewpoints, backgrounds and experience.

Board Experience and Skills
We believe that the current mix of independent directors and non-independent directors that make up our Board, along with the independent oversight of our Lead Independent Director, benefits Global Industrial and our stockholders. Our director nominees represent a range of perspectives, including with respect to attributes, skills, and experience, as detailed below. A particular director nominee may possess additional experience, attributes, or skills, even if not indicated below.

Experience and Skills	% of Directors
Business Management/Executive Leadership Experience Directors with prior experience in executive leadership positions bring the qualifications and skills to develop and oversee our strategy, to create and drive long-term value, and to identify, motivate, and retain individual leaders.	100%
Business Ethics A high level of understanding of business ethics is critical to a director’s oversight function on the Board.	100%
Corporate Governance/Public Company Experience Directors who have served on other public company boards have experience overseeing and providing insight and guidance to management and bring critical knowledge of governance to our organization.	100%
Risk Assessment and Risk Management Directors with experience assessing and managing risk bring skills critical to the Board’s oversight of our risk assessment and risk management programs.	100%
Industry Knowledge and Experience Directors with leadership and/or operational experience in industries relevant to our business bring practical understanding of our business and effective oversight of implementation of strategy.	75%
Financial, Audit and Accounting Expertise Financial, audit and accounting expertise, particularly knowledge of finance and financial reporting processes, is critical to understanding and evaluating our capital structure and overseeing the preparation of our financial statements and internal controls over financial reporting.	50%

Board and Committee Performance Self-Evaluations
To optimize the performance of the Board and its committees each year, the Board and its principal committees conduct a robust annual self-assessment that elicits candid feedback on the performance and effectiveness of the Board and its principal committees, as well as on the efficacy of the self-evaluation process itself. As part of this self-assessment, directors are asked to consider the Board’s composition and structure, key responsibilities, and meetings, among other criteria. Each committee separately conducts its own assessment, and in assessing its structure and performance, considers its role and the responsibilities articulated in its committee charter, the composition of the committee and the conduct of committee meetings. Throughout the year, the Board and each of its principal committees routinely use a portion of their regularly scheduled executive sessions to examine the degree and effectiveness of their oversight functions and continually explore opportunities for self-improvement.

Director Independence
In connection with its annual review of director independence, the Board has determined that each of Messrs. Lindbloom, Pearlman, Reinhold and Rosenthal has no material relationship with Global Industrial (directly or as a partner, stockholder, or officer of an organization that has a relationship with Global Industrial) and meets the standards for independence required by the NYSE and SEC rules. The Board has not adopted any other categorical standards of materiality for independence purposes.

Among other factors, the Board based its determination on:

✓ the absence of any of the express disqualifying criteria relating to director independence set forth in Section 303A of the Corporate Governance Rules of the NYSE;

✓    the criteria for independence required of audit committee directors by Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

✓    information provided by the directors to Global Industrial, which did not indicate any relationships (e.g., commercial, industrial, banking, consulting, legal, accounting, charitable, or familial) which would impair the independence of any of the non-management directors.

In making its determination, the Board took into consideration that: (i) certain Global Industrial directors and executive officers have each invested funds with or through a private investment firm, of which Mr. Rosenthal is Chairman and CEO (and which firm receives fees in respect of such investments), and may continue to do so in the future; and (ii) Mr. Rosenthal is on the board of directors or is a trustee of several entities that are part of the Northwell Health complex of hospitals, clinics and healthcare providers, to which Global Industrial sells products on an arm’s length basis, without Mr. Rosenthal’s involvement, and that Mr. Rosenthal has no financial or other interest in any such transactions. The Board (in each case with Mr. Rosenthal and the investing directors being recused) determined that neither such relationship was material to Mr. Rosenthal or the Company and does not affect his independence.

As a “controlled company,” Global Industrial is exempt from the NYSE requirement that listed companies have a majority of independent directors. A “controlled company” is defined by the NYSE as a company of which more than 50% of the voting power for the election of directors is held by an individual, group or other company. Global Industrial is a “controlled company” in that more than 50% of the voting stock for the election of directors of Global Industrial, in the aggregate, is owned by certain members of the Leeds family (including Messrs. Richard, Bruce and Robert Leeds, each of whom is an officer and director of Global Industrial) and certain Leeds family trusts and other entities controlled by them (collectively, the “Leeds Group”). The members of the Leeds Group have entered into a Stockholders Agreement with respect to certain shares they each own. For more information, see Transactions with Related Persons on page 67 of this Proxy Statement.

Risk Oversight
Board’s Role in Risk Oversight
Our Board as a whole is responsible for overseeing our risk management process. The Board focuses on our general risk management strategy, the most significant risks facing Global Industrial, and seeks to ensure that appropriate risk mitigation strategies are implemented by management.
Risk management is a recurring Board quarterly agenda item, and is considered part of business and operations planning.
Delegation to Board Committees
The Board has delegated to each of its principal committees oversight of certain aspects of our risk management process.
Among its duties, the Audit Committee reviews with management (a) processes with respect to risk assessment and management of risks that may be material to Global Industrial, (b) our system of disclosure controls and system of internal controls over financial reporting, and (c) our compliance with legal and regulatory requirements.
The Compensation Committee is responsible for considering and working together with the Audit Committee regarding the compensation policies for all our employees in the context of how such policies affect and promote our risk management goals and objectives.
The Nominating/Corporate Governance Committee is responsible for overseeing any transactions between the Company and any related party and any other potential conflicts of interest situations on an ongoing basis in accordance with Company's policies and procedures.
All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.
Day-to-Day Risk Management
Our senior management is responsible for day-to-day risk management.
Our Internal Audit Department serves as the primary monitoring and testing function for company-wide policies and procedures and manages the day-to-day oversight of the risk management strategy for the ongoing business of Global Industrial. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels. The Internal Auditor reports directly to our Audit Committee quarterly, and works closely with our CFO on matters that may impact our exposure to risk.
We believe the division of risk management responsibilities described above is an effective strategy for addressing the risks facing Global Industrial and that our Board leadership structure supports this approach.

No Director Overboarding
In order to stay aligned with best practices and to ensure the appropriate level of commitment, we endeavor to ensure that our Board members are not overboarded. None of our directors serve on any other public company board, enabling them to bring sufficient focus and commitment to oversight of the Company's strategy and operations.

New Director Orientation
Orientation and onboarding of new directors is overseen by the Nominating/Corporate Governance Committee. New directors are required to complete a series of annual compliance questionnaires and financial disclosures, as well as familiarize themselves with the Company’s governance practices and procedures. As opportunities and pandemic conditions allow, directors are encouraged to participate in on-site facilities tours to gain a heightened understanding of the Company’s operations.

Board Meetings
Our Board held 11 meetings in fiscal year 2021. All of the directors attended at least 75% of the meetings of the Board and the respective committees of the Board on which they were members.

At last year’s annual meeting of stockholders held on June 7, 2021, two directors attended the meeting. We do not have a policy with regards to directors’ attendance at our annual meeting of stockholders.

Meetings of Non-Management Directors
The NYSE requires the "non-management directors," or independent directors, of a NYSE-listed company to meet at regularly scheduled executive sessions without management and to disclose in their annual proxy statements:

➢ the name of the non-management director who is chosen to preside at all regularly-scheduled executive sessions of the non-management members of the Board of Directors; and

➢ a method for all interested parties to communicate directly with the presiding director or with the non-management directors as a group (this method is described below under “Communicating with the Board”).

The Board’s non-management, or independent, directors meet separately in executive sessions, chaired by the Lead Independent Director (currently Mr. Rosenthal), at least quarterly.

Lead Independent Director
Our bylaws require the Board’s independent directors to elect one independent director to serve as the Lead Independent Director. The independent directors have designated Mr. Rosenthal to serve as the Company’s Lead Independent Director.

In addition to presiding at executive sessions of non-management directors, the Lead Independent Director has the responsibility of coordinating the activities of the independent directors, and performing the following functions:

➢ advising the Executive Chairman of the Board as to an appropriate schedule of Board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with the day-to-day management of Global Industrial’s operations;

➢ providing the Executive Chairman with input as to the preparation of agendas for the Board and committee meetings;

➢ advising the Executive Chairman as to the quality, quantity, and timeliness of the flow of information from our management that is necessary for the independent directors to effectively and responsibly perform their duties, and although our management is responsible for the preparation of materials for the Board, the Lead Independent Director may specifically request the inclusion of certain material;

➢ recommending to the Executive Chairman the retention of consultants who report directly to the Board;

➢ assisting the Board and our officers in assuring compliance with and implementation of the Company’s various corporate governance policies, procedures and protocols; and taking principal responsibility for recommending revisions to the corporate governance policies;

➢ coordinating and developing the agenda for, and moderating executive sessions of, the independent directors of the Board, and acting as principal liaison between the independent directors and the Executive Chairman on select issues; and

➢ recommending to the Executive Chairman, on behalf of the Nominating/Corporate Governance Committee, the membership of the various Board committees.

Communicating with the Board
Stockholders and other interested parties may communicate with the Board, any committee of the Board, any individual director (including the Lead Independent Director) or the independent directors as a group, by directing communication to:

investinfo@globalindustrial.com

Office of the Corporate Secretary Global Industrial Company 11 Harbor Park Drive Port Washington, NY 11050
Communications from stockholders will be distributed to the entire Board unless addressed to a particular committee, director or group of directors. The Corporate Secretary will not distribute communications that are unrelated to the duties of the Board, such as spam, junk mail, mass mailings, business solicitations and advertisements.

Committees of the Board
The Board has a standing Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee. In addition, the Board has an Executive Committee empowered to act for the Board in certain circumstances, but the Executive Committee did not exercise such power in 2021. For more information, see Executive Committee on page 26 of this Proxy Statement.
Committee Composition

	Independent	Audit Committee*	Compensation Committee	Nominating/Corporate Governance Committee	Executive Committee
Richard Leeds	No
Bruce Leeds	No
Robert Leeds	No
Chad M. Lindbloom	Yes
Paul S. Pearlman	Yes
Robert D. Rosenthal	Yes
*     All members of the Audit Committee have been determined by our Board to be Audit Committee Financial Experts within the meaning of applicable SEC regulations and in compliance with NYSE requirements.
KEY: = Member = Chairman

Audit Committee
Number of Meetings Held in Fiscal Year 2021: Eight
The Audit Committee is appointed by the Board to assist the Board with oversight of:
➢ the integrity of our financial statements;

➢ our compliance with legal and regulatory requirements;
➢ the independence and qualifications of our external auditors; and
➢ the performance of our internal audit function and external auditors.
It is the Audit Committee’s responsibility to retain or terminate our independent registered public accountants, which audit our financial statements, and to prepare the Audit Committee report that the SEC requires to be included in our annual proxy statement. For more information, see Report of the Audit Committee on page 63 of this Proxy Statement.

As part of its activities, the Audit Committee meets with our auditors at least annually to review the scope and results of the annual audit and quarterly to discuss the review of the quarterly financial results.

In addition, the Audit Committee receives and considers the independent registered public accountants’ comments and recommendations as to internal controls, accounting staff, management performance and audit procedures.

The Audit Committee is also responsible for establishing procedures for:

➢     the receipt, retention and treatment of complaints received by Global Industrial regarding accounting, internal accounting controls and audit matters; and
➢     the confidential, anonymous submission by employees of Global Industrial of concerns regarding questionable accounting or audit matters.
In addition, the Audit Committee is responsible for reviewing, and discussing with management and reporting to the Board regularly, our risk assessment and risk management processes, although it is senior management’s responsibility to assess and manage our exposure to risk under the oversight of the Board.
In addition, the Audit Committee works together with the Compensation Committee to ensure that our compensation policies address and promote our risk management goals and objectives. The Audit Committee also discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures.
The Board has determined that Messrs. Lindbloom, Pearlman and Rosenthal are qualified as audit committee financial experts within the meaning of applicable SEC regulations and the Board has determined that each of them has accounting and related financial management expertise under the rules of the NYSE.
Global Industrial does not have a standing policy on the maximum number of audit committees of other publicly owned companies on which the members of the Audit Committee may serve. However, if a member of the Audit Committee simultaneously serves on the audit committee of more than two other publicly-owned companies, the Board must determine whether such simultaneous service would impair the ability of such member to effectively serve on the Company's Audit Committee. Any such determination will be disclosed in our annual Proxy Statement. Currently no member of the Company's Audit Committee serves on the audit committee of more than two other publicly-owned companies.
Compensation Committee
Number of Meetings Held in Fiscal Year 2021: Six
The Compensation Committee’s responsibility is to review and approve corporate goals relevant to the compensation of the CEO and, after an evaluation of the CEO’s performance in light of such goals, to set the compensation of the CEO.
The Compensation Committee also approves:
➢    the annual compensation of the other executive officers of Global Industrial;
➢     the annual compensation of certain select vice presidents and managers of Global Industrial's business; and
➢     all individual stock-based incentive grants.
The Compensation Committee is also responsible for reviewing and making periodic recommendations to the Board with respect to the general compensation, benefits and perquisite policies and practices of Global Industrial including our incentive-based and equity-based compensation plans. The Compensation Committee also prepares an annual report on executive compensation for inclusion in our annual Proxy Statement. For more information, see Compensation Committee Report on page 52 of this Proxy Statement. The Compensation Committee also reviews and approves the performance and compensation of our Executive Chairman and Vice Chairmen.
In addition, it is the Compensation Committee’s responsibility to consider, and work together with the Audit Committee to ensure our compensation policies address and promote our risk management goals and objectives.

Nominating/Corporate Governance Committee

Number of Meetings Held in Fiscal Year 2021: Five
The Nominating/Corporate Governance Committee’s responsibilities include, among other things:
➢     identifying individuals qualified to become Board members and recommending to the Board nominees to stand for election at any meeting of stockholders;
➢     identifying and recommending nominees to fill any vacancy, however created, on the Board; and
➢     developing and recommending to the Board a Corporate Ethics Policy and a set of Corporate Governance Guidelines and Principles (including director qualification standards, responsibilities and compensation) and periodically reviewing and amending them.
Diversity Commitment
In February 2022, the Nominating/Corporate Governance Committee, with unanimous Board support, committed to endeavoring to include, and requiring any search firm that it engages to endeavor to include, diverse candidates in initial pools of director nominees if and to the extent Board vacancies should arise.

The Nominating/Corporate Governance Committee looks for individuals who have very high integrity, significant business experience and a genuine interest in Global Industrial. We believe that each of the director nominees bring these qualifications to our Board. Moreover, they provide our Board with a diverse complement of specific business skills, experience and perspectives.
Executive Committee

Number of Meetings Held in Fiscal Year 2021: None
Among other duties as may be assigned by the Board from time to time, the Executive Committee is:
➢     authorized to oversee our operations;
➢     authorized to supervise our executive officers;
➢ authorized to review and make recommendations to the Board regarding our strategic direction; and
➢ authorized to    review and make recommendations to the Board regarding possible acquisitions or other significant business transactions.
The Executive Committee is also authorized to manage the affairs of Global Industrial between meetings of the Board. The Executive Committee has all of the powers of the Board not inconsistent with any provisions of the Delaware General Corporation Law, our Certificate of Incorporation or bylaws or other resolutions adopted by the Board, but the Executive Committee did not exercise its power in 2021. The current members of the Executive Committee are Messrs. Richard Leeds, Bruce Leeds, Robert Leeds and Robert D. Rosenthal.

Corporate Social Responsibility
As our name suggests, we at Global Industrial think of our corporate responsibility in global terms. As citizens of a global community, we embrace responsible environmental, social and community stewardship as an essential part of our mission to build a successful business and to understand and exceed the expectations of our stakeholders, which include our associates, customers, suppliers, and stockholders. As stakeholder expectations change and evolve, including around environmental, social, and governance ("ESG") matters, we are committed to changing and evolving with them. We have a strong foundation upon which to do so, including investing in infrastructure and innovation, trusting and empowering our associates, supporting local communities in which our associates work and live, embracing a conservative approach to our own resource use, and providing products and services to our customers designed specifically to reduce resource consumption throughout their supply chains.

Environmental, Social and Governance ("ESG") Initiatives
Increased Board Oversight of ESG
In 2021, we established a cross-disciplinary ESG Task Force to lead our ESG efforts. The ESG Task Force not only gathers data about ongoing ESG initiatives throughout our various business units, but also charts ESG objectives for the Company moving forward.

In February 2022, the Nominating/Corporate Governance Committee, with unanimous Board support, committed to endeavoring to include, and requiring any search firm that it engages to endeavor to include, diverse candidates in initial pools of director nominees if and to the extent Board vacancies should arise.

We believe that these recent initiatives at the highest level of Global Industrial underscore the importance we place on environmental, social and governance initiatives, and communicates a message to our various stakeholders, internal and external, that sustainability, diversity and inclusion are among our highest priorities as we continue to advance our business objectives.
Environmental

Environmental responsibility is an important aspect of our business mission. Associates at all levels are required to follow company procedures designed to comply with local, state and federal environmental laws and regulations. We strive to minimize the environmental impact of our operations in the communities in which we operate and to be mindful of conservation of natural resources. In addition, we continually work to reduce our environmental footprint through various sustainability initiatives, which include:

•Conversion to LED Lighting: Continuing a strategy that began several years ago, 60% of our U.S. distribution centers and our corporate headquarters have LED lighting (or are scheduled to have LED lighting installed by the end of 2022). LED lighting dramatically reduces the energy required to light our facilities, while decreasing attendant costs. In addition, when we convert a facility from fluorescent lighting to LED lighting, we recycle the fluorescent bulbs. Additionally, most of our lights are equipped with either motion sensors or have timers to further control energy consumption in our facilities.
•Migration to More Energy Efficient HVAC Sources: In designing our distribution centers and when upgrading our facilities, we look to use energy efficient HVAC sources, including split-unit HVAC systems, and high temperature and direct gas-fired air heaters. By preferentially using energy-saving HVAC systems, we have lowered the amount of greenhouse gases and carbon emitted from our facilities.
•Use of Programmable Thermostats: Most of our facilities use programmable thermostats with setbacks to control energy consumption. These thermostats are designed to be eco-friendly in that they help to decrease the greenhouse gas emissions associated with energy consumption at our facilities.
•Optimization of Package Size: In our distribution centers, we use a software platform that optimizes and reduces the size of cardboard boxes when packaging our products. The platform matches product size to box size to ensure that the products are shipped in the most efficient way possible using the least amount of materials.
•Cardboard Recycling: Each of our distribution centers has a cardboard recycling process in place. Recycling cardboard significantly reduces the volume of waste Global Industrial sends to landfills.

•Reduction of fuel emissions: In 2019, Global Industrial completed the installation of electric vehicle charging stations at our corporate headquarters. By installing the electric vehicle charging station, we are encouraging the use of renewable energy while decreasing our Company’s reliance on fossil fuels.
•Reduction in Paper Consumption: Global Industrial is continually reducing our reliance on paper transactions and documentation to embrace efficient digital and electronic recordkeeping processes.
•Maintenance of Workplace Flexibility and Telework Policies: Global Industrial has implemented workplace flexibility and telework policies and resources that provide associates the flexibility to balance business and personal needs, while reducing reliance on commuting, which reduces fuel consumption.

In addition to doing our fair share for the global environment, it is our hope that our demonstrated commitment to sustainability initiatives will serve as a positive model of corporate civic responsibility in the communities we serve, and stimulate analogous efforts among our stakeholders.
Social
As of December 31, 2021, we employed a total of approximately 1,480 associates, of whom 1,310 were in North America and 170 were in Asia. Global Industrial has not experienced work stoppages or labor unrest and we believe relationships with our employees are good.

Our Mission, Vision & Core Values

The Company's multi-year business strategy is focused on Accelerating the Customer Experience (“ACE”). The ACE strategy, which guides our actions across the business, and specifically in our customer end-to-end purchase, service, and delivery experience, has at its core building of customer loyalty and trust by addressing unique customer needs through a responsive and tailored sales, product, and service experience. As we strive to accelerate our customer experience, we have worked hard to advance the associate experience as well through our mission, vision and core values.

Mission: Our mission is to keep businesses going and growing with the right products, services, solutions and industrial strength advice to keep them safe and productive, making everyone’s job easier.

Vision Statement: Deliver an unrivaled business experience for our customers by knowing them better than anyone else, anticipating and meeting their needs and creating customer loyalty.

Core Values:

•Can-Do Attitude. We roll-up our sleeves and get things done. We are not spectators; we are doers and movers.
•Unafraid. We are unafraid to chart a new course, challenge the status quo, or try something new. We innovate, seeking to find a better way every day.
•Extra Chip in the Cookie. We deliver unexpected quality and value adding a “wow” factor to all we do.
•Customer End-to End Happiness. Every associate, whether directly or indirectly, touches the customer and is a brand ambassador.
•Turn on a Dime. We are nimble, responsive, and quickly pivot to meet emerging needs and solve “what’s next.”
•One Team. We collaborate and break down silos and we pitch in where and as needed. We do not stand by and let others fail; we work together as one team.
•Do What’s Right. We act with integrity, honestly and transparency. We never compromise our principles.
•Our Associates Matter. Every voice counts. Our people are our greatest advantage. No matter how big a project gets or whatever one’s contribution is, each associate matters.
•Free to Succeed. We believe in eliminating roadblocks on the way to personal achievement. Associates are free to “go” as far as they are willing to “grow,” and, in so doing, enhance the greater good.

We Support Our Associates’ Professional Development

We seek people that embody our core values, and work to give them a reason to stay. Through our values, we empower our human capital. We provide an online learning center so our associates can improve their skills and increase their value. In 2022, we launched a quarterly development series called “Path to Professionalism,” which is open to all associates in a supervisory role.

We also encourage associates to expand their personal and professional growth through formal education. Global Industrial offers a tuition reimbursement program that supports the growth and development of our associates by providing financial assistance to eligible associates who are working toward an undergraduate degree or graduate degree.

We Support Our Associates' Health and Safety

Associate health and safety is a top priority for Global Industrial and has been a key factor in our safe navigation of the pandemic thus far. As distribution is considered an essential business our distribution centers remained open during the pandemic and our office facilities remained open in locations where social distancing and local regulations permitted.

Protocols we established to keep our employees safe include:

•Implementing Covid-19 related controls to address social distancing, intense cleaning of common areas, and enhanced use of personal protective equipment;
•Providing face masks, gloves and sanitizing products for employees’ use;
•Limiting all but essential travel for all employees;
•Providing paid time off for employees with suspected and confirmed Covid-19 illness and for contact tracing;
•Providing paid time off for employees to receive and recover from the Covid-19 vaccine;
•Providing incentive bonuses to encourage employees to become vaccinated;
•Restricting access to our facilities to essential visitor personnel; and
•Implementing remote work and in-office rotation policies to effect social distancing.

Our safety teams and local safety committees provide oversight, training, education and compliance guidance, as well as workers’ compensation remediation advice, to our management teams and directly to our workforce.

We Support a Positive Work Culture for our Associates

Global Industrial has made a commitment to providing a work environment free from all forms of harassment or intimidation, including sexual harassment and bullying behavior. Harassment on the basis of race, color, religion, creed, national origin, citizenship, age, disability, pregnancy, sexual orientation, sexual preference, sexual identification, marital status, veteran status, domestic violence victim status, or any other category protected by federal, state, or local law is prohibited at our facilities, company-sponsored events, work-related travel, over electronic systems or through social media.

Management and associates alike are subject to our Corporate Ethics Policy and Corporate Governance Guidelines and Principles. Global Industrial requires all associates to complete Code of Conduct and Ethics and Harassment Prevention trainings regularly.

We Support Community Outreach

Global Industrial's mission of social responsibility extends outward as well to include the communities we serve. The greatest contribution we believe we can make is to serve our customers and create opportunities for our associates within these communities. Over the years, Global Industrial has supported dozens of local and national non-profit organizations through charitable contributions and in-kind donations.

Recently, we sponsored a community clean-up in West Philadelphia and, during our 2021 trade show in Nashville, Tennessee, our CEO led a group volunteer activity to sort and pack medical supplies, stock inventory and load containers for Project C.U.R.E. Nashville, a charitable project that provides donated medical supplies, equipment and services to doctors and nurses in more than 135 countries. Also, in recognition of Autism Awareness Month, the Company is hosting a toy and school supply drive to support local schools for autistic individuals and has provided support for local business that employs autistic individuals.

Governance
Good governance is one of our core principles, which guides our formulation of corporate policies, internal management and relationships with our stakeholders. Good governance starts with a talented and diverse executive management team, which we have significantly expanded and enhanced over the past few years.

In addition, in February 2022, the Nominating/Corporate Governance Committee, with unanimous Board support, committed to endeavoring to include, and requiring any search firm that it engages to endeavor to include, diverse candidates in initial pools of director nominees if and to the extent Board vacancies should arise.

Board composition and governance highlights include:
Director Independence
•4 out of our 8 director nominees are independent.
•Our roles of executive chairman of the Board and CEO are separated.
•The independent directors meet regularly in private executive sessions without management.
•We have an independent Lead Director, who presides at the executive sessions of the independent directors.
•All principal committees of the Board are composed exclusively of independent directors.
•The Board has three principal committees: Audit, Compensation, and Nominating/Corporate Governance. The charters of each of these committees were reviewed and revised in February 2022 and can be viewed on our website at www.globalindustrial.com.
Board Oversight of Risk Management

•The Board is responsible for the oversight of the Global Industrial risk management process.
•Risk management is a recurring Board quarterly agenda item and is considered part of business and operations planning.
Other Favorable Corporate Governance Practices

•The Board and each principal Board committee conduct annual evaluations to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for Global Industrial and our stockholders.
•Our company has one class of shares.
•All directors stand for election annually.

Human Capital Management ("HCM")
Quantitative and Qualitative: Demographics and Wellness
We view responsible human capital management through both a quantitative and qualitative lens. At Global Industrial we believe that the first principle in responsible stewardship of human capital is ensuring that it is composition-based: developing a workforce that represents diversity of gender, race and ethnicity as well as diversity of skill and experience. Pursuit of these diversity goals fulfills a dual purpose of fostering employee wellness and inclusion, thereby enhancing a positive work culture, while also leading to higher quality decision-making that results from considering diverse perspectives and viewpoints.

From a wellness perspective, we also take care to ensure that our employees are cared for. We have onsite gyms in each of our facilities in the United States. We offer comprehensive medical, dental, life and disability insurance benefits, which includes telehealth medicine, that gives all associates the opportunity to consult with a board-certified doctor or a licensed therapist from a phone or secure video. We also sponsor a robust employee assistance program.

The Company has also implemented a number of financial wellness initiatives to support our associates' financial well-being, including our 401(k) matching plan; our Employee Stock Purchase Program (“ESPP”) which offers associates the ability to purchase shares of our common stock at a discount to market prices on a predefined biannual schedule; and a tuition assistance program whereby full-time associates that have worked for the Company for at least three months may submit for reimbursement of academic tuition in their chosen areas of study.

We at Global Industrial view our relationship with our employees as a two-way conversation, and frequently solicit employee feedback on ways to improve the quality of their work experience, both through formal surveys and informal commentary. Feedback received from these surveys has led to the Company’s implementation of various wellness- and productivity-enhancing initiatives, such as those mentioned above.

Our CEO also regularly hosts VOTE (Voice of the Employee Meetings) with small groups and departments to hear from our employees in an effort to align their goals and objectives with the Company’s larger mission. We continue to search for new methods to improve our business, both through individual achievements and through advancement of our goals as an enterprise, and we believe that inviting our associates to join us in that self-reflective conversation will stimulate our success in both domains.

In addition, our CEO hosts quarterly “CEO Livestreams” to update associates on the accomplishments of the prior quarter, and key priorities for the next quarter. The CEO Livestreams also include recognition of certain associates who go above and beyond and set the tone for others to follow their leadership example. Global Industrial also maintains a milestone service awards program that recognizes associates for their long-term service and commitment to the Company. Associates receive a recognition gift starting on their fifth-anniversary and continue to receive a gift for every five years completed thereafter.

Diversity, Equity and Inclusion ("DEI") Initiative
Consistent with the Company’s philosophy of inclusion, we continually strive to improve our inclusiveness initiatives, and look forward to further improving our metrics with respect to other historically underrepresented populations within our workforce as we continue to pursue our ESG initiatives.
Commitment to Diversity and Inclusion
Our commitment to diversity and inclusion is exemplified in the composition of Global Industrial’s workforce. The makeup of our executive management team reflects our commitment to enhancing diversity with respect to gender, ethnicity and professional experience.

Under the Company’s new executive leadership, we have made important strides in gender diversity. Since Mr. Litwin’s appointment as CEO in January 2019, diversity of gender on the Company’s senior leadership team (comprising our Senior Vice Presidents) has increased by over 20 percentage points.

The Company’s significant progression toward gender diversity in its top executive leadership is represented below:

Consistent with the Company’s philosophy of inclusion, we continually strive to improve our inclusiveness initiatives, and look forward to improving metrics with respect to other historically underrepresented populations within our workforce as we continue to pursue our ESG initiatives. In 2022 thus far, we have hosted Women’s Leadership and Black History Month programs, which have been well-received by our associates.

We value not only the diversity of experience these professionals bring to our executive management, but also diversity of perspective they bring to our collective approach to problem solving. This commitment to diversity and inclusion is mirrored in the composition of Global Industrial’s workforce. Our worldwide workforce is made up of a diverse group of associates. In our most recent U.S. EEO-1 data, the demographic breakdown for self-reporting associates was 44% female and 56% male, and minorities constituted 55% of our workforce. We believe the diversity of our associates is one of the Company’s important strengths.

Director Compensation

General Policy
Our policy is not to pay compensation to directors who are also employees of Global Industrial or any of our subsidiaries for their service as a director. Directors are reimbursed for reasonable travel and out-of-pocket expenses incurred for attending Board and Committee meetings and are covered by our travel accident insurance policy for such travel.
The table below shows the elements and amounts of compensation that we paid our non-management directors for fiscal year 2021.

Compensation Element	Amount ($)
Retainers(1)	70,000
Restricted Stock Units(2)	50,000
Committee Chair Annual Retainers(1)
Audit Committee	20,000
Compensation Committee	10,000
Nominating/Corporate Governance Committee	10,000
Committee Member Annual Retainers(1)
Audit Committee	10,000
Compensation Committee	5,000
Nominating/Corporate Governance Committee	5,000
Lead Independent Director Retainer(1)	20,000
(1)Retainer amounts are paid in quarterly installments.
(2)Each non-management director receives an annual grant of restricted stock units each year immediately following the annual stockholders meeting in an amount equal to $50,000 divided by the closing price per share during the 20 trading days preceding the date of the annual meeting (rounded up to the nearest whole number of shares). Such restricted stock units are generally subject to forfeiture if the holder is not a director of Global Industrial on the date of the second annual meeting following such grant, and cannot be sold while so restricted; such restrictions lapse if the holder dies or becomes disabled or there is a change of control, as defined in the grant agreement. Cash dividend equivalents are paid on unvested restricted stock.

Non-Management Director Compensation in Fiscal Year 2021
The non-management directors received the following compensation during fiscal year 2021:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Chad M. Lindbloom	105,000	50,000	-	6,741	161,741
Paul S. Pearlman	90,000	50,000	-	6,741	146,741
Lawrence Reinhold	70,000	50,000	-	6,741	126,741
Robert D. Rosenthal	115,000	50,000	-	6,741	171,741
(1)     This column represents the fair value of the stock award on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 13 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal 2021.
(2)    Dividend equivalent payments on unvested restricted stock.

Executive Officers
There are no arrangements or understandings between any officer and any other person pursuant to which such person was selected as an officer. Biographical information for Messrs. Richard Leeds, Bruce Leeds, and Robert Leeds is on page 14 of this Proxy Statement.

Chief Executive Officer

Biographical Information

Mr. Litwin was appointed Chief Executive Officer of Global Industrial in January 2019. Prior to joining Global Industrial, he was the Chief Executive Officer of Adorama, Inc., a leading multi-channel retailer of professional camera, audio, and video equipment. Previous executive roles included overseeing e-commerce and marketing for Sears Holdings, Inc., Office Depot, and Newark Electronics, Inc., in addition to serving as an advisor to several early stage digital and technology companies. Mr. Litwin received a BS degree from Indiana University, and an MBA in Operations from Loyola University, Quinlan School of Business.

Barry Litwin Age: 55 Executive Officer of the Company Since 2019
Senior Vice President and Chief Financial Officer

Biographical Information

Thomas Clark was appointed Vice President and CFO of Global Industrial in October 2016. Mr. Clark originally joined Global Industrial in 2007. Prior to being appointed Vice President and CFO, Mr. Clark, served in a number of senior financial positions at Global Industrial, most recently as Controller of the Industrial Products Group. Previously he held the positions of Director of Finance, and Manager of Financial Planning & Analysis at Global Industrial. Mr. Clark received a BA degree and an MBA from the University of Miami.

Thomas Clark Age 40 Executive Officer of the Company Since 2016
Senior Vice President and Chief Human Resources Officer

Biographical Information

Donna Fielding joined Global Industrial in 2018 as Senior Vice President and Chief Human Resources Officer. Prior to joining Global Industrial, Ms. Fielding worked in various human resource leadership roles in Fortune 500 organizations, including ADP, Credit Suisse, Pfizer and JPMorgan Chase. Ms. Fielding has broad experience in traditional human resources as well as cultural transformation, differentiated and specialized talent models, and integrated human capital solutions. Ms. Fielding received a dual degree BS Business Management and Communication from Adelphi University.

Donna Fielding Age 51 Executive Officer of the Company Since 2018

Senior Vice President and Chief Sales Officer

Biographical Information

Claudia Hughes joined Global Industrial in 2021 as Senior Vice President and Chief Sales Officer. She was previously Senior Vice President, US Field Sales for Office Depot, where she held positions of increasing responsibility during her 27-year tenure. Ms. Hughes possesses exceptional business skills across B2B Sales, Sales Leadership and Sales Operations, with data driven results. Ms. Hughes received a BS degree from the University of Maryland, College Park.

Claudia Hughes Age 54 Executive Officer of the Company Since 2021
Senior Vice President and Chief Information Officer

Biographical Information

Manoj Shetty was appointed Senior Vice President and Chief Information Officer of Global Industrial in August 2014. Mr. Shetty originally joined Global Industrial in 2000 and has served in several Information Technology roles since that time. Prior to joining Global Industrial, Mr. Shetty was employed at Mercator (ultimately acquired by IBM) and in the manufacturing sector. Mr. Shetty received a BE (Bachelors in Engineering) from SJCE Mysore (Sri Jayachamarajendra College of Engineering).

Manoj Shetty Age 61 Executive Officer of the Company Since 2014
Senior Vice President, General Counsel and Corporate Secretary

Biographical Information

Adina Storch joined Global Industrial in 2021 as Senior Vice President, General Counsel and Corporate Secretary. She recently served as the General Counsel, Chief Compliance Officer and Corporate Secretary of Cedar Realty Trust and prior to that was a partner at Kasowitz, Benson, Torres & Friedman LLP. During her career, Ms. Storch has advised domestic and international companies across a range of topics, including capital markets transactions and regulatory compliance matters. Ms. Storch graduated summa cum laude from Yale College and received her J.D. from the Yale Law School, where she was a senior editor of The Yale Law Journal.

Adina Storch Age 50 Executive Officer of the Company Since 2021

Senior Vice President and Chief Merchandising Officer

Biographical Information

Alex Tomey joined Global Industrial in 2021 as Senior Vice President and Chief Merchandising Officer. He recently served as Co-Chief Merchandising Officer at Petco and prior to that as Senior Vice President, Product Development and Global Sourcing at DICK'S Sporting Goods. During his career, Mr. Tomey has held various merchandising leadership positions at leading retailers including Kohl's and Walmart. Mr. Tomey has previously held board positions at Petco Mexico and DICK’s Sporting Goods Foundation. Mr. Tomey received a BS from the University of Missouri- Columbia.

Alex Tomey Age 52 Executive Officer of the Company Since 2021

Senior Vice President and Chief Marketing Officer

Biographical Information

Klaus Werner joined Global Industrial in February 2020 as Senior Vice President and Chief Marketing Officer. Prior to joining Global Industrial, Mr. Werner worked in various senior executive roles in marketing, e-commerce, technology, data and enterprise analytics. During his career he has held leadership positions with HD Supply, Alex Lee, Rosetta, Lowe’s and Bellsouth. Mr. Werner received a BS from Florida Atlantic University and a Master’s Degree from Nova Southeastern University.

Klaus Werner Age 54 Executive Officer of the Company Since 2020

Senior Vice President, Operations

Biographical Information

Christopher Longhito joined Global Industrial in 2019 and was promoted to Senior Vice President, Operations in 2021. While at Global Industrial, he has held management roles in purchasing, inventory and customer experience. Prior to joining Global Industrial, Mr. Longhito held various leadership positions in supply chain and inventory management with Drive DeVilbiss Healthcare and Henry Schein. Mr. Longhito received a BBA in Finance from Loyola University.

Christopher Longhito Age 41 Executive Officer of the Company Since 2021

Compensation Discussion and Analysis

Executive Summary
In this section, we discuss the objectives of our compensation programs and policies, and the reasons why we pay each material element of our executive officers’ compensation. Following this discussion, you will find a series of tables containing more specific details about the compensation of our Named Executive Officers, (referred to as “NEOs”), listed below.

Our NEOs in 2021 were as follows:

Name	Title
Richard Leeds	Executive Chairman
Bruce Leeds	Vice Chairman
Robert Leeds	Vice Chairman
Barry Litwin	Chief Executive Officer
Thomas Clark	Senior Vice President and Chief Financial Officer
Eric Lerner*	Former Senior Vice President and General Counsel
*    Mr. Lerner served as Senior Vice President and General Counsel of Global Industrial until his departure effective as of October 22, 2021.

Central Objectives and Philosophy of Our Executive Compensation Programs
The Compensation Committee designs competitive compensation packages having the proper amount and mix of short term, annual and long-term incentive programs to serve several important objectives:

•attracting and retaining individuals of superior ability and managerial talent;
•rewarding outstanding individual and team contributions to the achievement of our short and long-term financial and business objectives, including our ACE strategy;
•promoting integrity and good corporate governance;
•motivating our executive officers to manage for sustained growth and financial performance, and enhanced stockholder value, for the long-term benefit of our stockholders, customers and employees; and
•mitigating risk and reducing risk taking behavior that might negatively affect financial results, without diminishing the incentive nature of the compensation (as described below).

Pay and Governance Practices
Our executive compensation program includes a number of features intended to reflect best practices in the market and to help ensure that the program reinforces our stockholders’ interests, including:

WHAT WE DO:		WHAT WE DON'T DO:
✓
Pay for Performance Alignment: We align our executive compensation with stockholder returns by providing a significant portion of our named executive officers’ compensation in the form of at-risk awards tied to our short- and long-term strategy and measurable performance. In addition, a portion of our executives’ compensation is given in the form of equity that vests ratably over several years to encourage retention and further reinforce stockholder alignment.
X
No Excessive Perquisites, and No Contractual Tax Gross-Ups on Golden Parachutes: We do not provide any excessive perquisites to our named executive officers or directors, nor do our executive employment agreements provide for golden parachute tax gross-ups.

✓	Caps on Individual Incentive Awards: We include caps on individual payouts in our annual and long-term incentive plan.	X
No Stock Trading Plans Without Committee Approval and Oversight: Our directors and executive officers are prohibited from entering securities trading plans pursuant to SEC Rule 10b5-1 without the pre-approval of our Nominating/Corporate Governance Committee.

✓
Annual Compensation Committee Assessments: Each year, the Compensation Committee assesses its: (i) structure, (ii) performance, (iii) role and responsibilities articulated in the Committee charter, (iv) composition, and (v) meeting conduct.
X
No Compensation or Incentives that Encourage Unnecessary or Excessive Risk-Taking: While our compensation program rewards our senior management for achievement of short- and long-term strategic and operational goals as measured through achievement of multiple operational metrics, our Compensation Committee reviews market considerations, internal considerations and the long-term interests of our stockholders, to ensure that excessively risky behaviors are not incentivized.

✓
“Double-trigger” Change in Control Provisions for Equity Awards: In the event of a change in control, acceleration of vesting of long-term incentive awards will not occur unless there is also a qualifying termination of employment within a specified period following the change in control.
		X	No Supplemental Retirement Benefits for Executives: We do not have any supplemental executive retirement or other nonqualified deferred compensation plans.
✓
Independent Compensation Committee Advised by Independent Compensation Consultant: The Compensation Committee, like all of our principal Board committees, comprises solely independent directors, and retains an independent compensation consultant to advise it, as needed, on market compensation trends, and best pay practices.
X
No Liberal Share Recycling: Shares tendered or held back for taxes or to cover the exercise price of an option will not be added back to the reserve pool under our equity plans. Similarly, shares we reacquire in the open market will not be added to the reserve pool.

Risk Management and Pay Alignment
We believe our programs encourage and reward prudent business judgment and appropriate risk-taking over the long-term. We believe the following factors are effective in mitigating risk relating to our compensation programs including the risk that an executive will take action that is detrimental to our long-term interests in order to increase the executive’s short-term performance-based compensation:

•Governance and Management Processes. Our Board is responsible for overseeing, and together with our Audit Committee, monitors the risk management processes associated with our operations, and together with our Audit Committee focuses on the most significant risks facing Global Industrial, seeking to ensure that appropriate general and specific risk mitigation considerations are implemented by management and considered in our business and operations planning. Our Compensation Committee is responsible for considering risk mitigation issues and for including strategies to mitigate risk in our compensation programs.
•Regular Oversight. Risk management is regularly overseen by the Board and Audit Committee on a quarterly basis, covering particular risk management matters in connection with general oversight and approval of corporate matters, and through discussions relating to material risks affecting Global Industrial presented by management and by our Finance, Legal, Risk Management/Insurance and Internal Audit departments. The Compensation Committee members also receive these presentations and take risk mitigation into account in designing our compensation programs.
•Multiple Performance Factors. We use multiple performance factors that encourage executive officers to focus on the overall health of the business rather than on a single financial measure.
•Award Cap. Our annual Non-Equity Incentive Plans for senior executive officers cap the maximum award payable to any individual.
•Long-Term Equity Compensation. Our executives and a limited number of key business leaders receive stock options and/or restricted stock units in varying amounts in accordance with a metrics-driven and goal-oriented, benchmarked approach. All awards are subject to year- long vesting periods, deferred distribution in the case of restricted stock unit awards granted in 2020 and thereafter, and since 2019 may include performance criteria in the vesting formula. We believe the long-term vesting period for stock options and restricted stock unit grants causes our executives to focus on long-term achievements and on building stockholder value. We anticipate continuing to make such use of equity awards as an important component of our compensation programs in the future.
•

Elements of Our Executive Compensation Programs
To promote the objectives described above, our executive compensation programs consist of the following principal elements:

•    Base salary;
•    Non-Equity Incentive Compensation;
•    Special Bonus (in special circumstances);
•    Equity-Based Incentives; and
•    Benefits, Perquisites and Other Compensation

In 2020, the Compensation Committee developed general guidelines, policies and formulas for allocating compensation among current and long-term compensation, mix of equity and non-equity compensation and fixed and variable cash compensation. The Compensation Committee from time to time adjusts different elements of compensation based upon its evaluation of our key business objectives and related compensation goals set forth above. We do not have a formal policy regarding internal pay equity. In addition, we provide our stockholders, pursuant to SEC regulation, with a non-binding “say on pay” advisory vote on our executive compensation every three years. While the Compensation Committee considers the results of the stockholder “say on pay” vote, the voting results are only one among many factors considered by the Compensation Committee in evaluating our compensation principles. design and practices.

Base Salary. Historically, base salary levels were primarily determined based on individual and Global Industrial performance as well as an objective assessment of the average prevailing salary levels for comparable companies in our geographic regions (based on industry, revenues, number of employees, and similar factors), derived from widely available published reports. Such reports do not identify the component companies. Beginning for 2020, the Compensation Committee, assisted by the Compensation Committee’s compensation consultant, adopted a more objective salary determination process primarily based on benchmarking our executive officer’s salaries against the salary levels of similar executives via an extensive library of compensation surveys as well as against comparable companies, principally based on industry, revenues, and number of employees. This peer set was further supplemented by companies in our geographic regions as well as other public company competitors that may not have otherwise been included. See discussion below of "Compensation Consultant” and “Peer Companies”.

Non-Equity Incentive Compensation. Incentive cash compensation of our executive officers (excluding Messrs. Richard, Robert and Bruce Leeds) under the 2019 senior executive compensation plan (which operated under our 2010 LTIP) and under the 2020 and 2021 senior executive compensation plan (which operate under our 2020 LTIP) is based primarily upon an evaluation of Global Industrial performance as it relates to five general business areas:

•Financial Performance metrics, such as the measurement of growth of the achievement of the annual operating plan for net sales, gross profit, gross margin, SG&A, operating income, and operating margin.
•Customer Performance accomplishments such as the acquisition rate of new business customers, the retention rate of customers, sales growth of key customer segments, e-commerce conversion rates, and overall customer satisfaction scores.
•Operational Performance metrics inclusive of on-time delivery rates, customer service productivity scores, distribution center cost control, improvements in key safety metrics inclusive of reductions in OSHA Recordable events.
•Human capital metrics inclusive of management of employee turnover rates, employee engagement scores, and overall cost management of compensation expense in the organization.
•Accomplishment of Key Strategic Initiatives such as management of the organization’s technology roadmap, expansion of its private brand business, and its execution of new product and customer vertical introductions.

An overriding principle in the evaluation of Global Industrial’s Performance is the responsible management of good corporate governance and oversight, encompassing legal and regulatory compliance and adherence to Global Industrial policies including the timely filing of periodic reports with the SEC, compliance with the Sarbanes-Oxley Act, maintaining robust internal controls, OSHA compliance, environmental, employment and health/safety laws and regulations compliance (including in connection with pandemic preparation and mitigation) and enforcement of our corporate ethics policy.

Each of the Financial and Key Functional goals are subjectively approved by the Compensation Committee annually, based on Global Industrial’s changing needs from time to time, and are intended to encourage cross-functional efforts by our management team to support projects that benefit Global Industrial. Detailed discussion of these goals can be found below in the discussion of the 2021 senior executive compensation plan.

Our performance goals may be expressed (i) with respect to Global Industrial as a whole or with respect to one or more divisions or business units, (ii) on a pre-tax or after-tax basis, and (iii) on an absolute and/or relative basis. The performance goals may (i) employ comparisons with past performance of Global Industrial (including one or more divisions) and/or (ii) employ comparisons with the current or past performance of other companies.

To the extent applicable, the measures used in performance goals set under the 2010 LTIP and in the 2020 LTIP are determined in a manner consistent with the methods used in our SEC reporting on Forms 10-K and 10-Q, except that adjustments will be made for certain items, including special, unusual or non-recurring items, acquisitions and dispositions and changes in accounting principles.

Pursuant to SEC rules, and except for disclosure of our actual performance relative to any actually achieved 2021 and future financial targets, Global Industrial is not disclosing the specific performance targets and actual performance measures for the financial goals used in our senior executive compensation plans because they represent confidential financial information that Global Industrial does not disclose to the public, and Global Industrial believes that disclosure of this information would cause us competitive harm. In addition, we do not disclose the specific subjective non-financial goals, since they may directly relate to strategic initiatives, plans and tactics being undertaken by our business and may indicate where we intend to devote our resources. We believe that our competitors having detailed knowledge of where we are devoting our strategic resources and management emphasis could give our competitors an advantage and be harmful to our competitive position.

Financial targets are set such that only exceptional performance will result in payouts above the target incentive and poor performance will result in diminished or no incentive payment. We set the financial target performance goals at a level for which there is a reasonably challenged chance of achievement based upon the range of assumptions used to build our annual budget and forecasted performance. We did not perform specific analysis on the probability of the achievement of the financial target performance goals, given that the market is difficult to predict. Rather, we relied upon our experience in setting the goals guided by our objective of setting a reasonably attainable and motivationally meaningful goal. We set the non-financial goals (which are established by the Compensation Committee and measured by the management of Global Industrial and the assessment is approved by the Compensation Committee in four incremental levels of achievement, as discussed below) to reflect a reasonable degree of difficulty to achieve substantial performance.

Special Bonuses. From time to time, the Compensation Committee may make special awards to our executive officers, in order to reward special achievement in the year that was not covered by the senior executive plan for that year. These awards may take the form of cash bonuses or equity awards and were granted pursuant to the 2010 LTIP and predecessor plans, and any 2022 grants would be awarded under the 2020 LTIP.

Equity-Based Incentives. Equity based compensation provides an incentive for executive officers to manage Global Industrial with a view to achieving results which would increase our stock price over the long-term and, therefore, the return to our stockholders. Historically equity grants included only time-based vesting conditions, but in 2019, 2020 and 2021 certain executive officers and other members of management received equity grants that included both time-based and performance-based vesting conditions.

Outstanding equity-based incentives consist of:

•non-qualified stock options granted at 100% of the stock’s fair market value on the grant date (based on the NYSE closing price of our common stock on that date), subject to repricing as occurred in 2019; and
•restricted stock units granted subject to vesting conditions including both time and / or performance criteria (and beginning in 2020 subject to deferred delivery of vested restricted stock unit awards) constitute the long-term incentive portion of our executive compensation package.

The Compensation Committee is cognizant of the timing of the grant of stock based compensation in relation to the publication of Global Industrial earnings releases and other public announcements and aims to grant equity on a consistent basis each year at the time of its first quarter Board and Committee meetings.

Benefits, Perquisites and Other Compensation. Global Industrial provides various employee benefit programs to our associates, including executive officers such as:

•medical, dental, life and disability insurance benefits;
•our 401(k) plan, which includes Global Industrial matching contributions;
•our Employee Stock Purchase Program ("ESPP") which offers employees the ability to purchase shares of our common stock at a discount to market prices on a predefined biannual schedule;
•payment of dividend equivalent payments on non-vested and non-delivered RSUs;
•automobile allowances and related reimbursements to all executive officers and certain other members of Global Industrial's management team which are not provided to all employees; and
•severance payments, and/or change of control payments pursuant to negotiated employment agreements with Global Industrial (described below).

Global Industrial does not provide any pension benefits or deferred compensation under any defined contribution or other plan on a basis that is not tax-qualified.

Other than the Company's 401(k) programs, the Company does not provide supplemental retirement benefits.

Tax Deductibility Considerations. Section 162(m) of the Internal Revenue Code (the “Code”) limits to $1,000,000 the U.S. federal income tax deductibility of compensation paid in one year to a company's executive officers. While the Code limits the deductibility of compensation paid to our named executive officers, our Compensation Committee will-consistent with its past practice-continue to retain flexibility to design compensation programs that are in the best long-term interests of Global Industrial and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.

Anti-Hedging and Anti-Pledging Policy. The Company does not have a policy regarding the ability of its employees to hedge or pledge Company securities, including with respect to the types of transactions identified in Item 407(i)(1) of Regulation S-K.

Role of the Compensation Committee and CEO in Compensation Decisions
The Compensation Committee’s role and responsibility covers several distinct aspects of setting compensation:

•review and approve the compensation of the Executive Chairman, Vice Chairmen and CEO;

•approve, upon the recommendation of the CEO (following consultation with the Executive Chairman and Vice Chairmen), (a) the annual total compensation of the other executive officers of Global Industrial, including non-equity incentive and bonus compensation, (b) the annual compensation of certain other members of Global Industrial's management team, and (c) all individual equity incentive grants; and

•together with the CEO, review and make periodic recommendations to the Board with respect to our general compensation, benefits and perquisite policies and practices (including with respect to risk management), including our stock-incentive based compensation plan.
Engagement of Compensation Consultant
The Compensation Committee is empowered to retain third-party compensation consultants to provide assistance with respect to compensation strategies, market practices, market research data and our compensation goals. In March 2019, in coordination with and at the recommendation of Global Industrial’s Chief Human Resources Officer, and with the approval of the Board, the Compensation Committee directly retained a compensation consultant (EA Compensation Resources d/b/a Compensation Resources, the “Compensation Consultant") to advise on and provide data as it relates to corporate executive and senior management compensation for 2020, and the Board consulted with the Compensation Consultant regarding compensation for independent directors and through a separate engagement approved by the Board, the Chief Human Resources Officer and other members of executive management directly engaged a different team within the Compensation Consultant to advise on compensation strategy for a broader employee population as well as to review and advise upon the structure of our sales commission and compensation plans. In 2020, upon the recommendation of the Chief Human Resources Officer, Global Industrial entered into a monthly retainer agreement with EA Compensation Resources to provide position slotting and benchmarking for new roles and provide guidance on overall compensation strategy.

In consultation with the Compensation Consultant, the Compensation Committee and management focused on the following factors in redesigning our equity compensation philosophy and practices:

•determining the market competitiveness and structure of Global Industrial’s executive salaries, as well as of other salaried positions;

•evaluating the appropriate mix of fixed and variable cash compensation;

•evaluating the mix of equity and non-equity compensation;

•developing a long-term equity incentive plan design and implementation strategy to align with the key strategies of Global Industrial to attract, retain, and reward management for performance as well as to further align management with our stockholders; and

•creating a stronger link between incentive compensation and performance, for both equity and non-equity incentive compensation.
Market Comparison
In performing its work in 2019 the Compensation Committee made use of surveys and analyses prepared by the Compensation Consultant to benchmark Global Industrial’s compensation arrangements against those of peer group companies based on revenue, industry segment and geographic location (“core peers”). An additional set of peers were identified from a "controlled company" and comparable talent pool perspective ("non-core peers"), in order to gain best practice information from companies against whom we compete for talent. We did not use the non-core peers as salary benchmark data. The Compensation Committee further analyzed compensation based on our position descriptions and not historical compensation levels.

The peer group companies used by the Compensation Committee in its 2019 benchmarking analysis were as follows:

Peer Group Companies	2019 Revenue	Peer Group Companies	2019 Revenue
1-800-Flowers.com, Inc.	$1,248,623,000	Lifetime Brands Inc.	$734,900,000
Amazon.com Inc.	$280,522,000,000	Lowe's Companies Inc.	$72,148,000,000
Bluelinx Holdings Inc.*	$2,637,268,000	MSC Industrial Direct Co Inc.	$3,363,800,000
DXP Enterprises, Inc.*	$1,300,000,000	Office Depot, Inc.	$10,600,000,000
Foundation Building Materials Inc.	$2,200,000,000	Pool Corp.*	$3,199,517,000
GMS Inc.*	$3,116,032,000	Siteone Landscape Supply Inc.*	$2,360,000,000
H&E Equipment Services Inc.*	$1,300,000,000	The Hain Celestial Group Inc.	$2,302,468,000
HD Supply Holdings Inc.	$6,146,000,000	The TJX Companies, Inc.	$41,700,000,000
Henry Schein Inc.	$9,985,803,000	Tyson Foods, Inc.	$42,405,000,000
Honeywell International Inc.	$36,709,000,000	W.W. Grainger Inc.	$11,500,000,000
Huttig Building Products Inc.*	$812,000,000	Walmart Inc.	$524,000,000,000
Kaman Corp.*	$761,608,000	Watsco, Inc.	$4,770,362,000
* core peers

The decisions made by the Compensation Committee following its work in respect of our NEOs are described below under 2021 senior executive compensation plan.

2010 and 2020 Long-Term Incentive Plans
Basic Features and Types of Awards
In 2010, the Board of Directors and our stockholders approved the 2010 Long-Term Incentive Plan (the “2010 LTIP”) in order to promote the interests of Global Industrial and our stockholders. The 2010 LTIP expired on April 23, 2020 and accordingly, it could not be used for future awards after that date. The grants made in 2020 and the prior years described below were made under the 2010 LTIP before it expired and were the last grants to be made under the 2010 LTIP.

In March 2020 our Board adopted the Global Industrial Company 2020 Omnibus Long-Term Incentive Plan (the “2020 LTIP”), which was approved by our stockholders in June 2020. Both the 2010 LTIP and the 2020 LTIP provide substantially the same terms and conditions for the awarding of all forms of cash, equity and non-equity executive compensation, the details of which are addressed in the annual senior executive compensation plans, as described in this Proxy Statement.

Both the 2010 LTIP and the 2020 LTIP are intended to help us (i) attract and retain exceptional directors, including independent directors, executive personnel and other key employees, including consultants and advisors to Global Industrial and its affiliates; (ii) motivate such award recipients by means of performance-related incentives to achieve longer-range performance goals; and (iii) enable such recipients to participate in the long-term growth and financial success of Global Industrial.

Due to the timing, the salaries, non-equity compensation and equity grants paid or made in 2020 (including in respect of 2019 performance) prior to March 2020 were originally awarded under the 2010 LTIP, and the salaries, non-equity compensation and equity grants paid or made after March 2020 or in 2021 (including in respect of 2020 performance) were awarded under the 2020 LTIP.

The following is a summary of the principal provisions of the 2010 LTIP and of the 2020 LTIP (the “LTIP Plans”).

The LTIP Plans set the basic parameters of our compensation policies and approach to executive compensation, and the annual senior executive compensation plans adopted by the Compensation Committee under the 2010 LTIP implement that approach by linking compensation to achievement of Global Industrial’s goals as the needs of our business change over time. We believe having consistent compensation policies that permit our compensation programs to adjust to address constantly evolving market conditions allows us to readily address the business challenges we face and motivate our employees to overcome them.

The LTIP Plans provide for the granting of various equity or cash based awards (“Award”), subject to certain limits including a maximum of 1,500,000 shares (or $10,000,000 in the case of cash performance awards) per individual per year. Under the 2020 LTIP. an aggregate of 7,500,000 shares of common stock were authorized for stock based Awards, of which as of April 12, 2022 7,204,745 shares remained available for future issuance. The 2010 LTIP expired in April 2020 without issuing additional awards.

Future awards under the 2020 LTIP may be:

•incentive stock options;
•non-qualified stock options;
•stock appreciation rights;
•restricted stock;
•restricted stock units;
•cash performance awards (which may take the form of non-equity incentive compensation under the senior executive compensation plans or may be in the form of special cash “bonuses”); or
•other stock-based awards.

In the Summary Compensation Table, cash awards granted as non-equity incentive compensation under the senior executive compensation plan for that year are reported as such in that column, and special cash bonuses awarded other than pursuant to the parameters of the senior executive compensation plan are reported as such in the “Bonus” column.
Administration of Equity Plans
The Compensation Committee has the authority to administer, interpret and construe any provision of the LTIP Plans (and the annual senior executive compensation plan adopted under it) and to adopt such rules and regulations for administering the LTIP Plans and the senior executive compensation plans as it deems necessary or appropriate. All decisions and determinations of the Compensation Committee are final, binding and conclusive on all parties.

Further, the Compensation Committee has sole discretion over the terms and conditions of any Award, including:

•the persons who will receive Awards;
•the type of Awards granted;
•the number of shares subject to each Award;
•exercise price of an Award;
•expiration dates;
•vesting schedules;
•distribution and delivery schedules;
•forfeiture provisions;
•conditions on the achievement of specified performance goals for the granting or vesting of options, restricted stock, restricted stock units or cash Awards; and
•other material features of Awards.

The Compensation Committee or the Board may delegate to executive officers the authority to designate Award recipients, but the Compensation Committee must grant all Awards to those individuals.

Individual Achievement and Global Industrial Performance
In determining the compensation of a particular executive officer, the Compensation Committee takes into account the ways in which our executive officers most directly impact our business and seeks to correlate their compensation objectives to the ways they can be effectively motivated, and their contribution objectively measured. Accordingly, the senior executive compensation plans adopted under the LTIP Plans give varied weights and consideration to the executive’s specific corporate responsibilities and in some cases, the individual officer's performance metrics.

Beginning in 2019, all executive officers, that participate in incentive compensation, are aligned based upon the financial performance of the consolidated Global Industrial group, and each of our executive officers that participate in incentive compensation (other than the CEO) has personal achievement targets that support one or more of the scorecards described below.

Common Elements of the 2019, 2020 and 2021 Senior Executive Compensation Plans
Certain features of the 2019, 2020 and 2021 senior executive compensation plans, such as performance categories, annual caps and partial achievement adjustment mechanisms, are the same under each Plan, and are discussed here for ease of reference.

As explained below, in determining non-equity incentive compensation the financial goals are accorded a more significant weighting factor than the non-financial goals, reflecting the Compensation Committee’s belief that the financial goals are the most critical to enhancing stockholder value, maintaining long-term growth, and remaining competitive, and furthermore provide the funding for implementing the strategic accomplishments and corporate governance goals. Achievement and over-achievement of the financial goals results in incremental increases to the available incentive compensation pool in which the participating executives share.

Certain new features and modifications to existing features of our senior executive compensation plans were introduced for the 2020 year, such as using annual rather than quarterly achievement measurement periods, expansion of the number of recipients of equity incentive grants, changes to the relative weighting of Company and personal goals, tiered (by position) allocation of non-equity and equity incentive compensation components, tiered (by position) standard equity award grant levels and award ranges, minimum and maximum levels of non-equity award payouts, deferred delivery of vested restricted stock units and benchmarking.
Global Industrial Consolidated Financial Goals for 2019, 2020 and 2021. Each participant may have different relative weights of key financial metrics, but financial goals will be quantitatively measured in the following key financial measurements that are calculated in a manner consisted with GAAP performance.

•Adjusted Operating Income Performance. The Compensation Committee believes this is the most important individual component and aligns the interests of our executives with those of our stockholders, in addition to building long-term value. Adjusted Operating Income is defined as operating income adjusted for unusual or nonrecurring items as determined by our Compensation Committee.
•Net Sales Performance. The Compensation Committee believes sales performance is key to Global Industrial achieving the scale necessary to remain competitive with larger companies. Sales are defined as sales revenue net of returns on a constant currency basis. Sales are further adjusted for the impact of any acquisition or disposition which is completed during the plan year.
•Gross Profit and Gross Margin Performance. The Compensation Committee believes that gross profit / margin performance will provide an objective basis to measure management’s ability to successfully grow its Private Brand business, manage efficient discounting rates with its customers, and manage the inflationary cost environment inclusive of the impact of Tariffs, and other supply chain related inflation
•SG&A Cost Management. The Compensation Committee believes that measuring SG&A on an absolute, as well as relative percentage of sales basis, is an important metric for participants to manage costs and invest in key initiatives prudently throughout the course of each year

Global Industrial Consolidated Non-Financial Goals for 2019, 2020 and 2021. Each participant may have different relative weights of these key metrics, but the specific goals and measurement of accomplishments of these goals are shared across all participants in the Company’s senior executive compensation plans.

Non financial goals are keyed to customer, operational and human capital metrics as well as the successful implementation of certain strategic initiatives, For more information, see 2021 Senior Executive Compensation Plan; 2021 Performance Against Objectives on page 50 of this Proxy Statement.

Business Unit or Individual Financial and Non-Financial Goal for 2019, 2020 and 2021. These objectives are comprised of a variety of measurable strategic, financial and operational targets and initiatives including sales growth and margin improvement, cost management, process improvement, corporate development, and others as deemed appropriate by the CEO in consultation with the Compensation Committee. In each case, the selected objectives are considered relevant to the scope of each executive’s functional areas of operation and are designed to support the accomplishment of the Company’s Consolidated Financial and Strategic Goals and to incentivize management to accomplish the businesses’ strategic plan.

Targets, Caps and Adjustment Mechanisms. Achievement of each of the target financial goals generates a variable non-equity incentive payment target (base case); reduced amounts are payable on a pro rata basis for each financial goal component and on a partial basis on the non-financial goal components. The 2019, 2020 and 2021 senior executive compensation plans impose a cap on the total non-equity incentive compensation that could be payable to each executive officer based upon the relative weights of each component.

Beginning in 2019, participants other than the CEO are subject to a double trigger mechanism to determine what portion of target bonus is available to be earned, prior to assessing the accomplishment of each assigned metric. In 2019, threshold bonus eligibility was established at 55% achievement of Operating Income Performance which resulted in 10% of target bonus eligible to be earned. For each 5% increase in achievement an additional 10% of target bonus would become eligible. This scale continued in a linear fashion until the company reached 100% achievement of its operating income goal which resulted in 100% of the target bonus becoming eligible to be earned. Above target performance resulted in a 5% positive variance for each 5% increase to operating income achievement. This continued until a cap was reached with 150% of target bonus eligible to be earned if the Company generated operating income 50% greater than its operating plan. In 2020, the company increased both the floor as well as the cap available, with threshold bonus eligibility beginning when the company achieves 80% of its Operating Income Target which would result in 50% of target bonus becoming eligible. The scale increased and allowed for 175% of target bonus becoming eligible if the company achieved 150% of its operating plan.

Due to specific provisions within the CEO’s Employment Agreement, he is subject to a different calculation mechanic for his financial Objectives, which is comprised of accomplishment of Sales and Operating Income targets.

Global Industrial Consolidated Sales Target Financial Components for 2019, 2020, and 2021 unless otherwise stated

•Sales target amount is payable starting at achievement of in excess of 80% of the sales target financial goal component amount.
•Sales target amount is capped at 102%, of the sales target financial goal component amount.
•Each 1% variance in actual achievement below the 100% level will generate a 5% negative variance in the target non-equity incentive amount.
•Each 1% variance in actual achievement above the 100% level generates a 5% positive variance in the target non-equity incentive amount.
•No non-equity incentive compensation is payable in respect of the sales target if achievement is 80% or less of the sales target while increased payments (up to 110% f of the target non-equity incentive compensation amount for this financial component) are payable on a pro rata basis for over achievement of the sales target component.

Global Industrial Consolidated Adjusted Operating Income Financial Components for 2019, 2020, and 2021 unless otherwise stated

•Compensation associated with the adjusted operating income goal is payable at a level of 100% if the target is achieved.
•In 2019, each $1,500,000 variance in actual achievement below the 100% level will generate a 5% negative variance in the target non-equity incentive compensation amount. For the 2020, and 2021 year this scale was modified to eliminate the fixed dollar variance of $1,500,000 and was replaced with a scale which generated a 5% negative variance in non-equity incentive compensation for each 1% performance below operating income target.
•In 2019, each $1,500,000 variance in actual achievement above the 100% level will generate a 5% positive variance in the target non-equity incentive compensation amount up to 115% of the target non-equity incentive compensation amount for this financial component. For the 2020, and 2021 year this scale was modified to eliminate the fixed dollar variance of $1,500,000 and was replaced with a scale which generated a 5% positive variance in non-equity incentive compensation for each 1% performance above operating income target.
•Global Industrial Consolidated Non-Financial Goals. The non-financial goals are measured based on whether or not the goal is either accomplished or not accomplished during the fiscal year. Accomplishment can be measured based on the percentage of the goal completed, or, if not quantitative, on a subjective basis based upon a fulsome assessment by the Compensation Committee, with target non-equity incentive compensation paid out accordingly. Non Financial Goals have a minimum payment of 0% and a maximum payment of 100% for full or overachievement.

Compensation Committee Discretion. The Compensation Committee has the discretion to adjust financial targets based on such events as acquisitions or other one-time charges or gains, or other unforeseen circumstances that can skew normal operating results; exercises of such discretion are noted below. Targets and non-equity incentive compensation are also subject to adjustment to prevent unreasonable results in the strict application of these formulas. Executives must generally be employed with Global Industrial at the time the incentive compensation is paid out to receive the payment, though the Compensation Committee has discretion to waive this requirement. The Compensation Committee exercised its discretion in 2019.
2021 Senior Executive Compensation Plan
In February 2021, pursuant to the 2020 LTIP, our Compensation Committee, with input from our CEO established our 2021 senior executive compensation plan (“2021 Plan”). The 2021 Plan pertains specifically to the payment of non-equity incentive compensation to executive officers for 2021 and provides for equity compensation as well. Certain key features new features and modifications to features of our 2019 Plan were introduced for the 2020 year, and are also used in the 2021 Plan, such as using annual rather than quarterly achievement measurement periods for all participants, expansion of the number of recipients of equity incentive grants, changes to the relative weighting of Company and personal goals, tiered (by position) allocation of non-equity and equity incentive compensation components, tiered (by position) standard equity award grant levels and award ranges, minimum and maximum levels of non-equity award payouts, deferred delivery of vested restricted stock unit, and peer benchmarking. In addition, performance metrics, caps, and measurement criteria were also modified for 2020. These features are also used in our 2022 senior executive compensation plan, adopted in February 2022 (the "2022 Plan").

Pursuant to his Employment Agreement, our CEO does not participate in the senior executive compensation plan on the same basis as our other executive officers. See a description of Mr. Litwin’s employment and compensation arrangements on page 57 of this Proxy Statement.

2021 Plan Key Features

Starting with the 2020 Plan and continuing with the 2021 Plan, the Compensation Committee changed the relative weightings of Company and personal goals; prior to 2021 such goals were weighted in varying degrees for different executive officers and other employees. In 2020, for our executive officers that participate in incentive compensation (other than the CEO) we have assigned weights of 70% to achieving shared Company objectives and 30% to achieving personal goals in order to earn incentive compensation awards, to better align our employees’ interests with Global Industrial’s objectives. As described below, the Compensation Committee has assigned measurable personal objectives and business unit goals for each executive officer, aligning them in supporting Global Industrial’s core business strategies and 2021 Operating Plan. Other executives, business unit leaders and key contributors have varying tiered weighting levels taking into account their positions and total compensation arrangements. These weightings and approach are also used in our 2022 Plan.

In addition, executive officers, including our NEOs, have a greater percentage of their total compensation “at risk” in the form of variable compensation (non-equity and equity incentive compensation) than do our other employees.

The Compensation Committee determined that increased use of equity compensation and regular, defined annual equity grants would be in the best interests of Global Industrial and would enhance stockholder value by aligning the long-term interests of a larger group of senior executives, business unit leaders and key managers with Global Industrial’s goals and objectives. We anticipate following this approach under the 2022 Plan and in the future.

The key features adopted by the Compensation Committee under the 2020 Plan and continuing with the 2021 Plan are as follows:

•Measurement Period: We measure financial, strategic, operational and other objectives on an annual rather than quarterly basis, so that our employees will place greater focus on the long-term, cross-functional initiatives we have undertaken as part of our Accelerate the Customer Experience (ACE) and Operational Excellence Strategies.
•Expanded pool of equity recipients: We have increased the number of recipients of equity incentive grants to better align a larger group of senior executives, business unit leaders and key managers with Global Industrial’s goals and objectives. The Compensation Committee also believes that providing equity awards to key employees will assist Global Industrial in recruiting and retaining high quality members of management.
•Annual awards of target non-equity incentive compensation: We will make annual awards of non-equity compensation within ranges tiered by position. For executive officers (other than the CEO), the non-equity incentive compensation award is targeted to 50% of annual base salary.
•Annual awards of target equity incentive compensation: We will make annual awards of equity compensation within ranges tiered by position. For executive officers (other than the CEO), equity awards generally can range from 0 to 75% of target non-equity compensation (or more in exceptional circumstances). Awards will be denominated as 50% stock options and 50% performance restricted stock units (number of shares based on relative fair market value including applying Black-Scholes formula for options valuation).
•Payout Limits: Minimum and maximum levels of non-equity award payouts continue to be features of the 2021 Plan, as modified; see discussion below.
•Vesting of equity incentive compensation tied to performance: Other than the CEO, we have provided that restricted stock unit awards will vest annually in amounts tied to achievement of financial targets for that year, annual adjusted operating income growth plus 10 percentage points). Recipients will have up to four years to earn the full grant based upon annual performance for each year.
•Deferred delivery of vested restricted stock units: We have deferred delivery of any tranches of vested restricted stock unit awards until the earlier of the grant’s expiration date or 45 days following termination of employment.
•Benchmarking: In order to set our compensation arrangements in line with market conditions and best practices and to continue to attract and retain quality employees, we have benchmarked our compensation practices against carefully chosen peer companies.
•Alignment of all executive officers, including the CEO, of performance against Global Industrial’s Balanced Scorecard including the five key components of 1) Financial Performance, 2) Customer Experience, 3) Operational Excellence, 4) Human Capital Management, and 5) Strategic Plan Implementation: As the CEO is not measured against Individual Objectives, the allocation of weighting between each component is different than the rest of the executive officers.
•Threshold Operating Income Performance to determine Eligible Bonus: Other than the CEO, Global Industrial must achieve at least 80% of its targeted adjusted operating income dollars for the year in order for any non-equity incentive compensation to be earned. 80% Achievement will result in an eligible bonus pool of 50% of the target bonus amount. 100% Achievement will result in an eligible bonus pool of 100% of the target bonus amount. 150% Achievement will result in the maximum eligible bonus pool of 175% of target bonus amount. The eligible bonus increases in a linear fashion between 80% and 100% Achievement and accelerates between 100% and 150% Achievement. These thresholds determine the maximum amount of non-equity incentive that could be earned. Actual earnings will be based upon the accomplishments of the Financial, Non-Financial, and Individual Objectives Score Card.

The above features of the 2021 Plan are also used in the 2022 Plan.

Global Industrial Financial Scorecard

For 2021, the Compensation Committee approved a Financial Scorecard comprised of targets for Revenue, Gross Profit Dollars, Gross Margin Percent, SG&A, Adjusted Operating Income, and Adjusted Operating Margin. For our CEO, 80% of his target non-equity compensation is tied to Financial Objectives (60% is tied to the achievement of Adjusted Operating Income and 20% is tied to the achievement of sales objectives). For our other NEOs, 42% of their target non-equity compensation is tied to the achievement of the Financial Scorecard. For each of the metrics, Revenue, Gross Profit Dollars, SG&A Budget, and Adjusted Operating Income are weighted at 8.4% each, while Gross Margin % and Adjusted Operating Margin % are weighted at 4.2% each. These goals are all monitored for achievement on a quarterly bases and final achievement is assessed on an annual basis.

Global Industrial Non-Financial Scorecards

For 2021, the Compensation Committee set the non-financial goals component to align with the accomplishment of key strategic initiatives for Global Industrial. For each component of the Non-Financial Scorecard, 5% and 7% of target non-equity incentive compensation is targeted for the CEO and other NEOs respectively. The Non-Financial Scoreboard percentages are set forth in the table below and the components are:

•Customer Scorecard: measures achievement of new customer, customer retention, account growth, web conversion and customer satisfaction targets.
•Operational Scorecard: measures achievement of order handling, customer service response, shipment costs, freight expense and safety targets.
•Human Capital Scorecard: measures achievement of employee retention, sales compensation, salary efficiency, talent management and employee satisfaction targets and projects.
•Strategy and Operating Initiatives Scorecard: measures achievement of gross margin initiatives, new product and private brand growth, technology enhancements and our ACE initiative targets.

Individual Senior Executives' Objectives Scorecard

Each of our executive officers, other than the CEO, has personal achievement targets that support one or more of the Scorecards described above. 30% of each of their target non-equity incentive compensation is based on achieving these individual targets and 70% is based on the shared Scorecard achievements. In most cases achievement is measured objectively and in some cases is assessed subjectively by the Compensation Committee if a specific quantitative measurement is not available.

Mr. Litwin’s 2021 non-equity incentive compensation is set under his employment agreement (described on page 57 of this Proxy Statement). In 2021, Mr. Litwin’s non-equity incentive compensation is based 20% on achieving sales targets, 60% based on achieving operating income targets, and 20% based on the Non-Financial Scorecard achievements.

Please see the discussion below regarding the individual goals set for Mr. Clark.

Under the 2021 Plan, the Compensation Committee set the following non-equity incentive target amounts, non-equity incentive compensation cap percentages and relative percentages weights for each plan component for each of our senior executives (other than our CEO, whose arrangements are set under his employment agreement) in 2021 who are participating in our incentive compensation plans. Messrs. Richard, Robert and Bruce Leeds no longer participate in incentive compensation awards. In addition, as Mr. Lerner served as Senior Vice President and General Counsel of Global Industrial until October 22, 2021, he did not participate in the 2021 senior executive compensation plan.

Name	Target ($)	Cap (%)	Financial Scorecard (%)	Customer Scorecard (%)	Operational Scorecard (%)	Human Capital Scorecard (%)	Strategic Plan Implementation Scorecard (%)	Individual Objectives (%)
Barry Litwin	1,227,900	111	80	5	5	5	5	0
Thomas Clark	252,800	175	42	7	7	7	7	30

2021 Performance Against Objectives

The following table sets out the achievement level (presented as a percentage of target) for each plan component as well as the relative payout ratio earned based on the mechanics of each plan component. The aggregate payouts, expressed in dollars, appear in the Summary Compensation Table on page 53 of this Proxy Statement.

Name	Financial Scorecard (%)		Customer Scorecard (%)		Operational Scorecard (%)		Human Capital Scorecard (%)		Strategic Plan Implementation Scorecard (%)		Business Unit/ Individual Objectives (%)		Weighted Average Eligible Non-Equity Incentive Compensation (%)
	Actual	Payout Ratio	Actual	Payout Ratio	Actual	Payout Ratio	Actual	Payout Ratio	Actual	Payout Ratio	Actual	Payout Ratio
Barry Litwin	92.1	60	77	77	57	57	100	100	89	89	N/A	N/A	64.2
Thomas Clark	95.2	70.5	77	59.7	57	44.2	100	77.5	89	69	100	77.5	70.4
Eric Lerner	Not applicable, as Mr. Lerner served as Senior Vice President and General Counsel of Global Industrial until his departure effective as of October 22, 2021
In determining the compensation of our CEO for fiscal year 2021 and approving the compensation of our executive officers, the Compensation Committee considered that management had performed well in addressing a unique national and international business and economic environment as the Coronavirus Pandemic continued to impact businesses while new challenges of supply chain disruptions and significant inflation exploded across the United States. The Compensation Committee recognized that management had converted to a new third-party logistics provider in the first quarter which generated significant transitional costs, and successfully managed a year with significant price variance due to the rapid inflation of certain key transportation costs, primarily associated with ocean freight. The compensation further considered that the selling environment was rapidly shifting away from certain product lines such as PPE that dominated 2020, and back to more traditional core product lines as well as the challenges associated with maintaining in stock position due to disruption and delays across each node of the supply chain. Taking all factors into consideration, the Compensation Committee decided to not exercise discretion, but rather maintained all financial and non-financial goals as established in the beginning of the year. Based on the company’s performance, the Compensation Committee believes that compensation levels for fiscal year 2021 were consistent with the philosophy and objectives of our compensation programs.

Global Industrial Consolidated Net Sales target for 2021 was set based upon Global Industrial’s continuing operations. The payout ratio based upon underachievement to plan was 75% for our CEO and 70% for other participants

Global Industrial Consolidated Adjusted Operating Income target for 2021 was set based upon Global Industrial’s continuing operations. The payout ratio based upon underachievement to plan was 55% for our CEO and 70% for other participants.

Based upon the assessment of other Financial Goals assigned to Mr. Clark, the weight average payout ratio was 70.5% inclusive of the results of Net Sales and Operating Income described above.

Global Industrial’s Non-Financial Score Card Goals included key objectives surroundings actions and KPIs related to four key pillars: Customer, Operations, Human Capital, and Strategy. Within the Customer pillar, goals related to new customer acquisition, customer retention, customer conversion, as well as overall customer satisfaction. Within the Operations pillar, goals related to on-time delivery, contact center efficiency, safety, and cost control. Within the Human Capital pillar, key objectives included employee engagement scores, cost containment, and the launch of a new commission program for its sales team. Finally, within the Strategy pillar, objectives included, new product launch targets, growth of private label sales, and achievement of key technology roadmap milestones associated with the development of a new e-commerce experience and other strategic projects. Achievement of each metric included payout ratios ranging from 50%, when 50% of the target was achieved, to 100% when at least 97% of the target was achieved. Payout ratios for each component can be found on the table on page 50 of this Proxy Statement.

Each of the executive officers (other than our CEO) were responsible for five measurable initiatives linked to our 2021 Operating Plan. Our CEO assessed and the Compensation Committee agreed that Mr. Clark fully achieved his individual goals which included providing key departmental FP&A support, implementing technology solutions that allowed for real time visibility of key cost drivers, managing the control and risk environment, and management of key working capital goals. It was determined that Mr. Clark should be awarded his full target associated with this component of his non-equity incentive compensation based upon achieving 100% of his objectives on a weighted average basis.

Based upon the performance of Adjusted Operating Income, each senior executive other than the CEO, was eligible to earn 77.5% of their target bonus. The relative payout ratios described above for Mr. Clark include the impact of this of 77.5% eligibility in each occurrence. As such and in the combination of the assessment of each component of non-equity incentive compensation, Mr. Clark earned 70% of his original target bonus. The 2021 threshold, target and maximum non-equity incentive amounts for each of our Named Executive Officers are found in the Grants of Plan-Based Awards table on page 54 of this Proxy Statement.

Compensation Committee Report
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2021.
Submitted by the Compensation Committee of the Board,
Chad M. Lindbloom (Chairman)
Paul S. Pearlman
Robert D. Rosenthal

Compensation Committee Interlocks and Insider Participation
At the end of fiscal year 2021, the members of Global Industrial’s Compensation Committee were Messrs. Lindbloom, Pearlman and Rosenthal.

Mr. Litwin resigned from the Compensation Committee effective when he became CEO of Global Industrial on January 7, 2019 and Mr. Pearlman was appointed a member of the Compensation Committee effective as of such date.
Except as noted above with Mr. Litwin, Global Industrial does not employ any current (or former) member of the Compensation Committee and no current (or former) member of the Compensation Committee has ever served as an officer of Global Industrial.
In addition, none of our current (or former) directors serving on the Compensation Committee has any relationship that requires disclosure under SEC regulations.

Executive Compensation

Summary Compensation Table
The following table sets forth the compensation earned by the Named Executive Officers for fiscal years 2021, 2020, and 2019:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Richard Leeds Executive Chairman	2021	950,000					30,000(4)	980,000
	2020	950,000					30,000	980,000
	2019	950,000					30,000	980,000
Bruce Leeds Vice Chairman	2021	950,000					30,000(4)	980,000
	2020	950,000					30,000	980,000
	2019	950,000					30,000	980,000
Robert Leeds Vice Chairman	2021	950,000					30,000(4)	980,000
	2020	950,000					30,000	980,000
	2019	950,000					30,000	980,000
Barry Litwin(5) Chief Executive Officer	2021	909,600		850,000	150,000	787,700	297,200(6)	2,994,500
	2020	866,300		700,000		1,271,800	205,400(6)	3,043,500
	2019	793,300	614,000	700,000	969,700	902,100	128,200	4,107,300
Thomas Clark Senior Vice President and Chief Financial Officer	2021	505,600		94,800	94,800	177,900	51,800(7)	912,900
	2020	481,500		90,300	90,100	289,600	39,800(7)	991,300
	2019	450,000		241,300	303,500	171,300	72,700	1,238,800
Eric Lerner(8) Former Senior Vice President and General Counsel	2021	538,500					986,900(9)	1,525,400
	2020	601,800		67,700	67,500	361,900	44,800	1,143,700
	2019	601,800		295,000	320,100	229,000	76,300	1,522,200
(1)This column represents the fair value of the stock award on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 13 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2021.
(2)This column represents the fair value of the stock option on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. These amounts were calculated using the Black-Scholes option-pricing model. For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 13 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2021.
(3)The 2019 figures in this column represent the amount earned in fiscal year 2019 (although paid in fiscal year 2020) pursuant to the 2019 senior executive compensation plan; and the 2020 figures in this column represent the amount earned in fiscal year 2020 (although paid in fiscal year 2021) pursuant to the 2020 senior executive compensation plan; and the 2021 figures in this column represent the amount earned in fiscal year 2021 (although paid in fiscal year 2022) pursuant to the 2021 senior executive compensation plan. For more information, see Grants of Plan-Based Awards on page 54 of this Proxy Statement. Because these payments were based on predetermined performance metrics, these amounts are reported in the Non-Equity Incentive Plan column.
(4)Auto-allowance.
(5)The amount presented for 2019 is Mr. Litwin’s $825,000 base salary pro-rated for 2019.
(6)Includes auto-allowance ($30,000), transportation related expenses ($52,500), gross-up on transportation related expenses ($59,500), Global Industrial 401(k) contributions ($6,400) and dividend equivalent payments on unvested restricted stock ($148,800).
(7)Includes auto-allowance ($14,400), Global Industrial 401(k) contributions ($6,400), and dividend equivalent payments on unvested restricted stock ($31,000).
(8)Mr. Lerner served as Senior Vice President and General Counsel of Global Industrial until his departure effective as of October 22, 2021.
(9)Pursuant to Mr. Lerner's employment agreement, on October 22, 2021, he became entitled to receive the following payments: (i) one year’s base salary ($601,800), (ii) the average annual non-equity incentive compensation paid to Mr. Lerner for fiscal years 2019 and 2020 ($295,500) and (ii) reimbursement of medical and dental insurance payments under COBRA for twelve months ($37,300). In addition to the payments described in footnote 8, also includes, auto-allowance ($15,000), Global Industrial 401(k) contributions ($6,400), and dividend equivalent payments on unvested restricted stock ($30,900).

Grants of Plan-Based Awards
The following table sets forth the estimated possible payouts under the cash incentive awards granted to our Named Executive Officers in respect of 2021 performance under the 2021 senior executive compensation plan.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)
Barry Litwin	-	110,500	1,228,000	1,364,300
Thomas Clark	-	63,200	252,800	442,400
Eric Lerner	N/A	N/A	N/A	N/A
(1)    Amounts presented assume payment of threshold, target and maximum awards at the applicable level.

Outstanding Equity Awards at Year-End for Fiscal Year 2021
The following table sets forth information regarding stock option and restricted stock awards previously granted to our Named Executive Officers which were outstanding at the end of fiscal year 2021.
The market value of the unvested stock award is based on the closing price of one share of our common stock as of December 31, 2021, the last trading day of the fiscal year 2021, which was $40.90.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Barry Litwin	20,000	60,000(1)	23.14	01/07/29	18,150(2)	742,300
	8,465	0(3)	44.17	02/21/31	21,204(4)	867,200
					18,752(5)	767,000
					3,396(6)	138,900
Thomas Clark	2,500	0(3)	6.01(7)	02/01/26	4,495(8)	183,800
	25,000	0(3)	6.02(7)	11/10/26	2,374(9)	97,100
	18,711	6,237(10)	23.72	01/17/29	2,146(11)	87,800
	2,462	7,383(3)	23.65	02/10/30
	0	5,350(3)	44.17	02/21/31
Eric Lerner	10,000	0(12)	23.72	01/20/22
(1)Options vest as follows: 20% of the stock options will vest on the first anniversary of the grant date, 20% will vest on the 2nd anniversary and 10% will vest on each subsequent anniversary of the grant date. The grant date was January 17, 2019.
(2)Restricted stock units vest as follows: 6,051 units on January 7, 2020; 6,050 units on January 7, 2021; 6,050 units on January 7, 2022; 6,050 units on January 7, 2023; and 6,050 units on January 7, 2024.
(3)Options vest 25% per year over four years from date of grant. The grant date for each option is ten years prior to the option expiration date.
(4)Restricted stock units vest as follows: 7,068 units on January 7, 2021; 7,068 units on January 7, 2022; 7,068 units on January 7, 2023; and 7,068 units on January 7, 2024.
(5)Restricted stock units vest as follows: 4,688 units on January 7, 2022; 4,688 units on January 7, 2023; 4,688 units on January 7, 2024; and 4,688 units on January 7, 2025.
(6)Restricted stock units vest as follows: 849 units on February 21, 2022; 849 units on February 21, 2023; 849 units on February 21, 2024; and 849 units on February 21, 2025.
(7)On January 17, 2019, the exercise price of each outstanding Employee Stock Option (right to buy) was amended to reduce such exercise price by $2.30.
(8)Performance stock units vest over four years through 2022 based upon year over year growth in Adjusted Operating Income.
(9)Performance stock units vest over four years through 2023 based upon year over year growth in Adjusted Operating Income.
(10)Options vest 25% per year over four years from December 31, 2018. The grant date was January 17, 2019.
(11)Performance stock units vest over four years through 2024 based upon year over year growth in Adjusted Operating Income.
(12)Options vest 25% per year over four years from date of grant. Mr. Lerner served as Senior Vice President and General Counsel of Global Industrial until his departure effective as of October 22, 2021, and on October 22, 2021 the vested portions of his options were exercisable for up to three months, and the unvested portion were forfeited.

Option Exercises and Stock Vested For Fiscal Year 2021
The table below shows stock options that were exercised, and restricted stock units that vested, during fiscal year 2021 for each of our Named Executive Officers:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Barry Litwin	817	17,043	6,050(1) 7,068(2)	230,400 0
Thomas Clark	0	0	3,845(3) 1,443(4)	169,800 0
Eric Lerner	12,500 6,250 1,846 2,500 800 260 400 1,294	437,100 211,200 38,500 52,500 16,800 5,300 7,900 26,200	4,701(3) 1,082(4)	207,600 43,600
(1)Restricted stock units vest as follows: 6,051 units on January 7, 2020; 6,050 units on January 7, 2021; 6,050 units on January 7, 2022; 6,050 units on January 7, 2023; and 6,050 units on January 7, 2024.
(2)Restricted stock units vest as follows: 7,068 units on January 7, 2021; 7,068 units on January 7, 2022; 7,068 units on January 7, 2023; and 7,068 units on January 7, 2024.
(3)Pursuant to a grant of performance-based restricted stock units on January 17, 2019.
(4)Pursuant to a grant of performance-based restricted stock units on February 10, 2020. Value realized on vesting of this award is deferred until the earlier of a four year vesting period or termination of employment.

Employment Arrangements with Named Executive Officers
The 2021 salary levels discussed below reflect the Compensation Committee’s view that such levels are appropriate in light of the current business performance and expected performance in 2021, and takes into account the other compensation elements applicable to each employee.

Richard Leeds – Richard Leeds has no employment agreement and is an “at will” employee. Base salary accounted for 97% of Mr. Leeds total cash compensation for 2021. Mr. Leeds’ base salary for 2022 is set at $950,000.

Bruce Leeds – Bruce Leeds has no employment agreement and is an “at will” employee. Base salary accounted for 97% of Mr. Leeds total cash compensation for 2021. Mr. Leeds’ base salary for 2022 is set at $950,000.

Robert Leeds – Robert Leeds has no employment agreement and is an “at will” employee. Base salary accounted for 97% of Mr. Leeds total cash compensation for 2021. Mr. Leeds’ base salary for 2022 is set at $950,000.

Barry Litwin – Global Industrial entered into an employment agreement with Mr. Litwin to employ him as Chief Executive Officer, commencing January 7, 2019. The agreement provides for a minimum annual base salary of $825,000 and an annual cash bonus (the “Bonus”) in an amount to be determined by Global Industrial under its senior executive compensation plan, which Bonus generally will range from 0%-150% of Mr. Litwin’s annual base salary, with an on-target performance payout of 135% of annual base salary, assuming Mr. Litwin meets the performance objectives (including the financial and other performance objectives) established for him by Global Industrial. In addition, Mr. Litwin is entitled to a car allowance. Base salary accounted for 46% of Mr. Litwin’s total cash compensation for 2021. Mr. Litwin's salary for 2022 is set at $955,000. Compensation that may become payable following the termination of his employment or a change in control of Global Industrial, are discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 58 of this Proxy Statement.

Thomas Clark – Mr. Clark has no employment agreement and is an “at will” employee. Base salary accounted for 69% of Mr. Clark’s total cash compensation for 2021. Mr. Clark’s non-equity incentive compensation for 2021, like that of our other senior executives, was determined as described above under the heading 2021 Senior Executive Compensation Plan. Mr. Clark’s base salary for 2022 is set at $518,200. Compensation that may become payable following the termination of his employment or a change in control of Global Industrial, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 58 of this Proxy Statement.

Eric Lerner – Global Industrial entered into an employment agreement with Mr. Lerner on April 12, 2012. The agreement provided for a minimum base salary of $480,000 (which may be increased at the discretion of Global Industrial) and a bonus (which the agreement states is expected to be at least equal to 50% of the base salary) assuming Mr. Lerner met certain performance objectives (under a 2020 amendment to the agreement, 70% of such bonus was based on the performance objectives for Global Industrial under its senior executive cash bonus plan for the applicable year and 30% of such bonus was based on the achievement of performance objectives established for him by Global Industrial). He was entitled to receive a car allowance. Base salary accounted for 35.3% of Mr. Lerner's total cash compensation for 2021. Mr. Lerner served as Senior Vice President and General Counsel of Global Industrial until October 22, 2021, and compensation became payable to Mr. Lerner on October 22, 2021 as described under Potential Payments Upon Termination of Employment or Change in Control on page 60 of this Proxy Statement.

Potential Payments Upon Termination of Employment or Change in Control
Cash Distributions Upon Termination
Barry Litwin. Mr. Litwin’s employment agreement is terminable upon death or total disability, by Global Industrial for “cause” (as defined) or without cause, or by Mr. Litwin voluntarily for any reason or for “good reason” (as defined). In the event of termination for death, total disability, cause or voluntary termination by Mr. Litwin Global Industrial will owe no further payments other than as applicable under disability or medical plans and any accrued but unused vacation time (up to four weeks). In the event of termination for death or total disability, Mr. Litwin would also receive the pro rata portion of any bonus which would otherwise be paid to him if such termination had not occurred. If Mr. Litwin resigns for good reason or if Global Industrial terminates him for any reason other than total disability, death or cause, he shall also receive in addition to the payments described above for other terminations, severance payments equal to 12 months’ base salary, the target bonus which would otherwise be paid for the year in which termination occurred, and a reimbursement of costs for COBRA insurance coverage for twelve months.
Equity Distributions Upon Termination
Barry Litwin. Pursuant to the restricted stock unit agreement with Mr. Litwin (dated January 7, 2019, January 7, 2020, January 7, 2021, and February 21, 2021): (i) if Mr. Litwin is terminated for cause, any unvested portion of his restricted stock units will terminate and be forfeited; (ii) if the named executive’s employment is terminated without cause or for good reason within twelve months following a change in control, he will become immediately vested in all non-vested units and will become immediately entitled to a distribution of that number of shares of common stock of Global Industrial that are represented by those vested restricted stock units; and (iii) if Mr. Litwin's employment is terminated due to total disability or death, his estate or designated beneficiary(ies), whichever is applicable, will become immediately vested in all non-vested units and will become immediately entitled to a distribution of that number of shares of common stock of Global Industrial that are represented by those vested restricted stock units. In addition, in the event of termination without cause or by Mr. Litwin for good reason, the next immediate tranche of granted restricted stock that would otherwise have vested if employment had not been so terminated shall accelerate and be vested as of the date of termination.
Pursuant to the stock option agreements with Mr. Litwin (dated January 7, 2019 and February 21, 2021), if Mr. Litwin's employment is terminated without cause or for good reason within twelve months for the agreement dated January 7, 2019, or within six months for the agreement dated February 21, 2021, following a “change in control”, Mr. Litwin will become immediately vested in all outstanding unvested stock options, and all of Mr. Litwin's outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination. In addition, with respect to Mr. Litwin's stock option agreement dated January 7, 2019, in the event of termination without cause or by Mr. Litwin for good reason, the next immediate tranche of granted options that would otherwise have vested if employment had not been so terminated shall accelerate and be vested as of the date of termination.
Thomas Clark. As with the other senior executives of the Company, pursuant to the performance restricted stock unit agreements with Mr. Clark (dated January 17, 2019, February 10, 2020 and February 21, 2021): (i) if the senior executive is terminated for cause, any unvested portion of his/her/their performance restricted stock units will terminate and be forfeited; (ii) if the senior executive’s employment is terminated without cause or for good reason within six months following a change in control, he/she/they will become immediately vested in all non-vested units and will become immediately entitled to a distribution of that number of shares of common stock of Global Industrial that are represented by those vested performance restricted stock units; and (iii) if the applicable senior executive’s employment is terminated due to total disability or death, his/her/their estate or designated beneficiary(ies), whichever is applicable, will become immediately vested in all non-vested units and will become immediately entitled to a distribution of that number of shares of common stock of Global Industrial that are represented by those vested performance restricted stock units.
Pursuant to the stock option agreements with Mr. Clark (dated November 10, 2016, January 17, 2019, February 10, 2020 and February 21, 2021), if Mr. Clark's employment is terminated without cause or for good reason within six months following a “change in control”, Mr. Clark will become immediately vested in all outstanding unvested stock options, and all of Mr. Clark's outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.
Pursuant to our standard option agreements, in the event the employment of any of our senior executives, including Messrs. Litwin and Clark, is terminated for any reason other than death, total disability or cause, the vested portions of his/her/their options will be exercisable for up to three months, and the unvested portion will be forfeited. In the event of death or total disability, the vested portion of his/her/their options will be exercisable for up to one year, and the unvested portion will be forfeited. In the event of termination for cause, all unexercised options (vested and unvested) will be forfeited.

The tables below describe potential payments and benefits payable upon termination of employment or change in control as of January 1, 2022, the last day of fiscal year 2021 to the named executive officers listed, and using the closing price of our common stock on December 31, 2021, the last trading day of fiscal year 2021. These amounts are estimates and the actual amounts to be paid can only be determined at the time of the termination of employment or the date of the change in control. We also retain the discretion to provide additional payments or benefits to any of our named executive officers upon any termination of employment or change in control.
Barry Litwin

	Termination by Global Industrial without “Cause” or Resignation by Employee for “good reason” ($)	Termination Due to Death or Total Disability ($)	Change In Control Only ($)	Termination by Global Industrial without “Cause” or Resignation by Employee for “good reason” within a certain period of time following a Change in Control ($)
Cash Compensation (Salary & Non-Equity Incentive Compensation)	2,137,600(1)	1,228,000(2)	-	2,137,600(1)
Value of Accelerated Vesting of Stock Option Awards	355,200(3)	-	-	1,065,600(4)
Value of Accelerated Vesting of Restricted Stock Unit Awards	763,000(5)	1,752,400(6)	-	1,752,400(6)
Medical and Other Benefits	46,900(7)	-	-	46,900(7)
Total	3,302,700	2,980,400	-	5,002,500
(1)Represents one year’s base salary ($909,600) and target bonus for fiscal year 2021 ($1,228,000).
(2)Represents target bonus for fiscal year 2021 ($1,228,000).
(3)Represents accelerated vesting of 10,000 stock options. Pursuant to Mr. Litwin’s stock option agreement (dated January 7, 2019), if Mr. Litwin’s employment is terminated without cause or for good reason, the next immediate tranche of granted options that would otherwise have vested if employment had not been so terminated shall accelerate and be vested as of the date of termination.
(4)Represents accelerated vesting of 60,000 stock options. Pursuant to Mr. Litwin’s stock option agreement (dated January 7, 2019), if Mr. Litwin’s employment is terminated without cause or for good reason within twelve months following a “change in control”, he will become immediately vested in all outstanding unvested stock options, and all of Mr. Litwin’s outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination. Pursuant to Mr. Litwin’s stock option agreement (dated February 21, 2021), if Mr. Litwin’s employment is terminated without cause or for good reason within six months following a “change in control”, he will become immediately vested in all outstanding unvested stock options, and all of Mr. Litwin’s outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.
(5)Represents accelerated vesting of 18,655 unvested restricted stock units. Pursuant to Mr. Litwin’s restricted stock unit agreements (January 7, 2019, January 7, 2020, January 7, 2021, and February 21, 2021), if Mr. Litwin’s employment is terminated without cause or for good reason, the next immediate tranche of granted restricted stock that would otherwise have vested if employment had not been so terminated shall accelerate and be vested as of the date of termination.
(6)Represents accelerated vesting of 42,847 unvested restricted stock units. Pursuant to Mr. Litwin’s restricted stock unit agreement (dated January 7, 2019, January 7, 2020, January 7, 2021 and February 24, 2021), if Mr. Litwin’s employment is terminated without cause or for good reason within twelve months following a “change in control” or if Mr. Litwin's employment is terminated due to death or total disability, all non-vested units shall accelerate and be vested as of the date of termination.
(7)Represents reimbursement of medical and dental insurance payments under COBRA for twelve months.

Thomas Clark

Type of Payment	Termination by Global Industrial without “Cause” or Resignation by Employee for “good reason” ($)	Termination Due to Death or Total Disability ($)	Change In Control Only ($)	Termination by Global Industrial without “Cause” or Resignation by Employee for “good reason” within a certain period of time following a Change in Control ($)
Cash Compensation (Salary & Non-Equity Incentive Compensation)	-	-	-	-
Value of Accelerated Vesting of Stock Option Awards	-	-	-	234,500(1)
Value of Accelerated Vesting of Restricted Stock Unit Awards	-	-	-	-
Value of Accelerated Vesting of Performance Restricted Stock Unit Awards	-	263,800(2)	-	263,800(2)
Medical and Other Benefits	-	-	-	-
Total	-	263,800	-	498,300
(1)Represents accelerated vesting of 18,970 stock options. Pursuant to Mr. Clark’s stock option agreements (dated January 17, 2019, February 10, 2020 and February 21, 2021), if Mr. Clark’s employment is terminated without cause or for good reason within six months following a “change in control”, he will become immediately vested in all outstanding unvested stock options, and all of Mr. Clark’s outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.
(2)Represents accelerated vesting of 6,450 unvested performance restricted stock units. Pursuant to Mr. Clark’s performance restricted stock unit agreement (dated January 17, 2019, February 10, 2020 and February 21, 2021), if Mr. Clark’s employment is terminated without cause or for good reason within six months following a “change in control” or if Mr. Clark's employment is terminated due to death or total disability, all non-vested units shall accelerate and be vested as of the date of termination.
Payments to Former NEOs
Eric Lerner. As previously disclosed by Global Industrial, we exercised our rights under Mr. Lerner's employment agreement with Global Industrial and Mr. Lerner’s departure from Global Industrial was effective October 22, 2021. Pursuant to his employment agreement on October 22, 2021, he became entitled to receive, (i) all accrued but unpaid base salary and car allowance through October 22, 2021, (ii) any accrued but unused vacation time (up to four weeks) and (iii) payments equal to (a) one year’s base salary ($601,800) and the average annual non-equity incentive compensation paid to Mr. Lerner for fiscal years 2019 and 2020 ($295,500) and (b) reimbursement of medical and dental insurance payments under COBRA for twelve months ($37,300). In addition, on October 22, 2021 pursuant to option agreements entered into with Mr. Lerner (dated May 2, 2015, February 1, 2016, January 17, 2019 and February 10, 2020), the vested portions of his options were exercisable for up to three months, and the unvested portion were forfeited.

CEO Pay Ratio Disclosure
As permitted under the SEC rules, in order to identify our “median employee” to compare to our CEO, we took into account our entire employee population (other than our CEO) at December 31, 2021, located in the United States, Canada, and India, including full, part-time employees and temporary/seasonal employees (1,480 employees). We used the compensation components utilized in the Summary Compensation Table on page 53 of this Proxy Statement for the period from January 1, 2021 to December 31, 2021 as the compensation measure to identify the median employee, and the median employee’s compensation. We annualized total compensation for those employees who commenced work during 2021 and excluded our cost of providing health and wellness benefits for all employees.

The pay ratio specified below is a reasonable estimate calculated in a manner that is intended to be consistent with Item 402(u) of Regulation S-K under the Exchange Act. In calculating Total Compensation for our median employee and CEO, we included, among other things, base salary, overtime, incentive payments, and stock-based compensation (based on the grant date fair value of awards granted during 2021); therefore, the CEO's Total Compensation for purposes of this calculation matches the Total Compensation described in the Summary Compensation Table on page 53 of this Proxy Statement.

The median team member's estimated Total Compensation for 2021 was $49,500. The ratio of CEO pay to median team member pay is estimated to be 60 to 1.

Proposal No. 2 – Ratification of Ernst & Young LLP as the Company's Independent Auditor
The Audit Committee of the Board is directly responsible for the appointment, compensation, retention and oversight of the Company's independent auditor and approves the audit engagement letter with Ernst & Young LLP and its audit fees. The Audit Committee has appointed Ernst & Young LLP as the Company's independent auditor for fiscal year 2022 and believes that the continued retention of Ernst & Young LLP as our independent auditor is in the best interest of Global Industrial and our stockholders.
While not required by law, we are asking our stockholders to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2022 at the Annual Meeting as a matter of good corporate governance. If stockholders do not ratify this appointment, the Audit Committee will consider whether it is appropriate to appoint another audit firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different audit firm at any time during the fiscal year if it determines that such a change would be in the best interest of Global Industrial and our stockholders.
We expect representatives of Ernst & Young LLP to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.
Fees Paid to our Independent Auditor
The following table sets forth the fees billed to us by Ernst & Young LLP for services in fiscal year 2021 and 2020, all of which were pre-approved by the Audit Committee:

Fee Category	2021 ($)	2020 ($)
Audit fees(1)	1,279,100	1,238,500
Audit-related fees(2)	0	12,250
Tax fees(3)	0	0
All other fees(4)	5,000	5,000
Total	1,284,100	1,255,750
(1)In accordance with the SEC’s definitions and rules, “audit fees” are fees that were billed to Global Industrial by Ernst & Young LLP for the audit of our annual financial statements, to be included in the Form 10-K, and review of financial statements included in the Form 10-Qs; for the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.
(2)“Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal control over financial reporting, including services in connection with assisting Global Industrial in our compliance with our obligations under Section 404 of the Sarbanes-Oxley Act and related regulations.
(3)Ernst & Young LLP did not provide any professional services for tax compliance, planning or advice in 2021 or 2020.
(4)Consists of fees billed for other professional services rendered to Global Industrial.
Audit Committee Pre-Approval Policy
The Audit Committee is responsible for approving every engagement of Global Industrial’s independent auditor to perform audit or non-audit services on behalf of Global Industrial or any of its subsidiaries before such auditors can be engaged to provide those services. The Audit Committee does not delegate its pre-approval authority. The Audit Committee is not permitted to engage the independent auditor to perform any non-audit services proscribed by law or regulation. The Audit Committee has reviewed the services provided to Global Industrial by Ernst & Young LLP and believes that the non-audit/review services it has provided are compatible with maintaining the auditor’s independence.

The Board Recommends That You Vote "FOR" the Ratification of the Appointment
of Ernst & Young LLP as the Company's Independent Auditor for Fiscal Year 2022
(Proposal No. 2)

Report of the Audit Committee

The Audit Committee of the Board operates under its charter, which was originally adopted by the Board in 2000, is reviewed annually, and was most recently revised in February 2022. As set forth in its charter, the Audit Committee’s job is one of oversight. Management is responsible for Global Industrial’s financial statements, internal accounting and financial controls, the financial reporting process, the internal audit function and compliance with our policies and legal requirements. Our independent auditors are responsible for performing independent audits of our consolidated financial statements and the effectiveness of our internal controls in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuance of reports thereon; they also perform limited reviews of our unaudited quarterly financial statements.

The Audit Committee’s responsibility is to engage the independent registered public accountants, monitor and oversee these accounting, financial and audit processes and report its findings to the full Board. It also investigates matters related to our financial statements and controls as it deems appropriate. In the performance of these oversight functions, the members of the Audit Committee rely upon the information, opinions, reports and statements presented to them by Global Industrial management and by the independent registered public accountants, as well as by other experts that the Audit Committee hires.
The Audit Committee met with our independent auditors to review and discuss the overall scope and plans for the audit of our consolidated financial statements for the year ended December 31, 2021. The Audit Committee has considered and discussed with management and the independent auditors (both alone and with management present) the audited financial statements as well as the independent auditors’ evaluation of our internal controls and the overall quality of our financial reporting.
Management represented to the Audit Committee that our consolidated financial statements for fiscal year 2021 were prepared in accordance with U.S. generally accepted accounting principles. In connection with these responsibilities, the Audit Committee met with management and Ernst & Young LLP to review and discuss the December 31, 2021 audited consolidated financial statements. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee also received written disclosures and the letter from Ernst & Young LLP required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with Ernst & Young LLP the firm’s independence.
Based on the review of the representations of management, the discussions with management and the independent registered public accountants and the review of the Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, to the Committee, the Audit Committee recommended to the Board that the financial statements of Global Industrial for fiscal year 2021 as audited by Ernst & Young LLP be included in Global Industrial’s Annual Report on Form 10-K filed with the SEC.
Submitted by the Audit Committee of the Board,
Chad M. Lindbloom (Chairman)
Paul S. Pearlman
Robert D. Rosenthal

Security Ownership Information
The following table provides certain information regarding the beneficial ownership of Global Industrial common stock as of April 12, 2022, by:
•our directors;
•our executive officers named in the Summary Compensation Table on page 53 of this Proxy Statement;
•all current executive officers and directors as a group; and
•each person known by us to own beneficially more than 5% of our outstanding common stock

A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power in 60 days. Investment power means the power to direct the sale or other disposition of the shares. Except as otherwise described in the notes below, information on the number of shares beneficially owned is as of April 12, 2022, and the listed beneficial owners have sole voting and investment power. A total of 37,916,603 shares of our common stock were outstanding as of April 12, 2022.
The address for each beneficial owner, unless otherwise noted is c/o Global Industrial Company, 11 Harbor Park Drive, Port Washington, NY 11050.

Security Ownership of Certain Beneficial Owners and Management

Name of Beneficial Owner	Shares of Common Stock (a)	Restricted Stock Units vesting within 60 days (1)	Stock Options currently exercisable or becoming exercisable within 60 days(1)	Percent of Common Stock
Richard Leeds(2)	15,789,310	-	-	41.64%
Bruce Leeds(3)	11,971,126	-	-	31.58%
Robert Leeds(4)	15,733,110	-	-	41.49%
Barry Litwin	33,234	-	32,117	*
Chad M. Lindbloom	2,260	2,561	-	*
Paul S. Pearlman	2,688	2,561	-	*
Lawrence Reinhold	28,688	2,561	-	*
Robert D. Rosenthal	72,499	2,561	10,000	*
Thomas Clark	25,851	-	52,472	*
All of our current directors and executive officers (16 persons)	25,019,139	10,244.00	121,034	66.99%
(a)     Amounts listed in this column may include shares held in partnerships or trusts that are counted in more than one individual’s total.
*     less than 1%
(1)In computing the percentage of shares owned by each person and by the group, these restricted stock units and stock options, as applicable, were added to the total number of outstanding shares of common stock for the percentage calculation.
(2)Includes 1,650,497 shares owned by the Bruce Leeds Declaration of Trust, a trust for the benefit of Mr. Leeds and of which Mr. Leeds is the trustee; 853,243 shares owned by the Bruce Leeds 2020 GRAT #2, a trust for the benefit of Mr. Leeds and of which Mr. Leeds is the trustee; and 50,000 shares owned by trusts for the benefit of Mr. Leeds’ family members for which Mr. Leeds acts as trustee. Also includes an aggregate of 8,657,589 shares owned by trusts for the benefit of Mr. Leeds’ family members for which Mr. Leeds acts as co-trustee; 519,800 shares owned by Aspire Partners L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; 238,583 shares owned by Generation Partners, L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; and 1,414 shares owned by 2nd Generation Partners LLC, a limited liability company equally owned by Mr. Leeds and two other members.
(3)Includes 1,306,125 shares owned by Mr. Leeds individually; 1,104,457 shares owned by the Richard Leeds 2020 GRAT #2, a trust for the benefit of Mr. Leeds and of which Mr. Leeds is the trustee; and 50,000 shares owned by trusts for the benefit of Mr. Leeds’ family members for which Mr. Leeds acts as trustee. Also includes an aggregate of 12,333,081 shares owned by trusts for the benefit of reporting person's family members for which Mr. Leeds acts as co-trustee, 519,800 shares owned by Aspire Partners L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; 238,583 shares owned by Generation Partners, L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; 235,850 shares owned by GML Partners LP, of which a limited liability company controlled by Mr. Leeds is a general partner; and 1,414 shares owned by 2nd Generation Partners LLC, a limited liability company equally owned by Mr. Leeds and two other members.
(4)Includes 1,059,396 shares owned by the Robert Leeds Declaration Of Trust, a trust for the benefit of Mr. Leeds and of which Mr. Leeds is the trustee; 528,567 shares owned by the Robert Leeds 2020 GRAT #2, a trust for the benefit of Mr. Leeds and of which Mr. Leeds is the trustee; and 50,000 shares owned by trusts for the benefit of Mr. Leeds’ family members for which Mr. Leeds acts as trustee. Also includes an aggregate of 13,335,350 shares owned by trusts for the benefit of Mr. Leeds’ family for which Mr. Leeds acts as trustee or co-trustee: 519,800 shares owned by Aspire Partners L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; 238,583 shares owned by Generation Partners, L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; and 1,414 shares owned by 2nd Generation Partners LLC, a limited liability company equally owned by Mr. Leeds and two other members.

Security Ownership of Certain Beneficial Owners

Name of Beneficial Owner	Shares of Common Stock (a)	Percent of Common Stock
Mawer Investment Management Ltd. (1) 600, 517 – 10th Avenue SW Calgary, Alberta, Canada T2R 0A8	2,223,583	5.86%
(1)Based on information supplied by Mawer Investment Management Ltd. in a Schedule 13G filed with the SEC on February 10, 2022.

Equity Compensation Plans
This table contains information as of December 31, 2021 about Global Industrial's equity compensation plans, all of which have been approved by Global Industrial's stockholders:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	463,304	$24.28	7,334,548
Equity compensation plans not approved by stockholders	-	-	-
Total	463,304	$24.28	7,334,548

Certain Relationships and Related Transactions

Related Person Transaction Policy
Our written corporate approval policy requires transactions with related persons, to be reviewed and approved or ratified by the following persons on an escalating basis:
✓ our General Counsel,
✓ our CFO,
✓ our CEO, and
✓ our Nominating/Corporate Governance Committee.
In this regard, all such transactions are first discussed with the CFO and are submitted to the General Counsel’s office, including for an initial determination of whether such further related person transaction review is required.
We utilize the definition of related persons under applicable SEC rules, defined as any executive officer, director or nominee for director of Global Industrial, any beneficial owner of more than 5% of the outstanding shares of our common stock, or any immediate family member of any such person.
In reviewing these transactions, we strive to assure that the terms of any agreement between Global Industrial and a related party is at arm’s length, fair and at least as beneficial to Global Industrial as could be obtained from third parties.
The Nominating/Corporate Governance Committee, in its discretion, may consult with third-party appraisers, valuation advisors or brokers to make such determination.

Transactions with Related Persons
Lease. On December 14, 2016, Global Equipment Company Inc., a wholly owned indirect subsidiary of Global Industrial entered into an amended and restated lease (the “Lease”) for its Port Washington, NY headquarters (the “Headquarters”). Global Industrial has leased the Headquarters since September 1988 from an entity owned by Messrs. Richard, Bruce and Robert Leeds, directors and officers of, and together with their respective affiliated entities majority stockholders of, Global Industrial (the “Landlord”). The Lease has an initial term of ten years, with two option periods to extend the lease for additional periods of five years under each option and provides that it is intended to be a “triple net” lease with Global Equipment Company Inc. to pay, or reimburse Landlord for paying, all costs and operating expenses, including taxes, insurance and maintenance expenses, associated with the Lease and the Headquarters. The Lease was reviewed and approved in accordance with the corporate approval policy noted above for related party transactions. Lease payments totaled $1,007,642 for fiscal year 2021.

Stockholders Agreement. Certain members of the Leeds family (including Messrs. Richard, Bruce and Robert Leeds) and family trusts of Messrs. Richard, Bruce and Robert Leeds entered into a stockholders agreement pursuant to which the parties agreed to vote in favor of the nominees for the Board designated by the holders of a majority of the shares held by such stockholders at the time of our initial public offering of the shares. In addition, the agreement prohibits the sale of the shares without the consent of the holders of a majority of the shares held by all parties to the agreement, subject to certain exceptions, including sales pursuant to an effective registration statement and sales made in accordance with Rule 144. The agreement also grants certain drag-along rights in the event of the sale of all or a portion of the shares held by holders of a majority of the shares. As of the end of fiscal year 2021, the parties bound to the stockholders agreement beneficially owned 25,221,028 shares subject to such agreement (constituting approximately 66.6% of the shares outstanding).

Pursuant to the stockholders agreement, Global Industrial granted to the parties demand and incidental, or “piggy-back,” registration rights with respect to the shares. The demand registration rights generally provide that the holders of a majority of the shares may require, subject to certain restrictions regarding timing and number of shares that Global Industrial register under the Securities Act all or part of the shares held by such stockholders. Pursuant to the incidental registration rights, Global Industrial is required to notify such stockholders of any proposed registration of any shares under the Securities Act and if requested by any such stockholder to include in such registration any number of shares of shares held by it subject to certain restrictions. Global Industrial has agreed to pay all expenses and indemnify any selling stockholders against certain liabilities, including under the Securities Act, in connection with the registration of shares pursuant to such agreement.

Additional Matters
Solicitation of Proxies
The cost of soliciting proxies for the Annual Meeting will be borne by Global Industrial. In addition to solicitation by mail and over the Internet, solicitations may also be made by personal interview, fax and telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and Global Industrial will reimburse them for expenses in so doing.
Consistent with our voting procedure, directors, officers and other regular employees of Global Industrial, as yet undesignated, may also request the return of proxies by telephone or fax, or in person.
Submitting Stockholder Proposals and Director Nominations for the Next Annual Meeting
Stockholder proposals intended to be included in our proxy statement for the 2023 Annual Meeting, including proposals for the nomination of directors, must be received by December 28, 2022 to be considered for the 2023 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act.

Stockholders proposals submitted in accordance with our bylaws and applicable law should be mailed to Global Industrial Company, Attention: Investor Relations, 11 Harbor Park Drive, Port Washington, NY 11050.
In addition to satisfying the foregoing requirements and other procedures set forth in our bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2023 for the 2023 Annual Meeting.
Other Matters
The Board does not know of any matter other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.

A COPY OF OUR FORM 10-K FOR FISCAL YEAR 2021 IS INCLUDED AS PART OF OUR ANNUAL REPORT ALONG WITH THIS PROXY STATEMENT, WHICH ARE AVAILABLE AT www.proxyvote.com OR ON OUR WEBSITE AT www.globalindustrial.com.
Available Information
We maintain a website at www.globalindustrial.com. We file reports with the SEC and make available free of charge on or through our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including all amendments to those reports. These are available as soon as is reasonably practicable after they are filed with the SEC. All reports mentioned above are also available from the SEC’s website (www.sec.gov). The information on our website or any report we file with, or furnish to, the SEC is not part of this Proxy Statement.
Householding
The Company may elect to send a single copy of its 2021 Annual Report and this Proxy Statement to any household at which two or more stockholders reside, unless one of the stockholders at such address notifies the Company that he or she desires to receive individual copies. This “householding” practice reduces the Company’s printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. Stockholders may request to discontinue or re-start householding, or to request a separate copy of the 2021
Annual Report or this Proxy Statement, as follows:

•     stockholders owning shares through a broker, bank or other holder of record should contact such record holder directly; and
•     stockholders of record should write to the Company at 11 Harbor Park Drive, Port Washington, New York 11050, Attention: Investor Relations. The Company will promptly deliver such materials upon request.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 5, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 5, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it arrives on or before 11:59 P.M. ET on June 5, 2022.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D82998-P69813

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLOBAL INDUSTRIAL COMPANY

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Richard Leeds
02) Bruce Leeds
03) Robert Leeds
04) Barry Litwin
05) Chad M. Lindbloom
06) Paul S. Pearlman
07) Lawrence Reinhold
08) Robert D. Rosenthal

	For	Against	Abstain
2. A proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2022.	☐	☐	☐

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR Proposals 1 and 2. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in accordance with the Board of Directors' recommendations. This proxy is solicited on behalf of the Board of Directors of the Company and may be revoked.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com or on the Company's website at www.globalindustrial.com.

D82999-P69813

GLOBAL INDUSTRIAL COMPANY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – JUNE 6, 2022

The stockholder(s) hereby appoint(s) Adina Storch and Thomas Axmacher, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of GLOBAL INDUSTRIAL COMPANY that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM, Eastern Time on June 6, 2022, online at www.virtualshareholdermeeting.com/GIC2022, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side